UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

ALSET EHOME INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ALSET EHOME INTERNATIONAL INC.

NOTICE OF ACTIONS BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF ALSET EHOME INTERNATIONAL INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of ALSET EHOME INTERNATIONAL INC., a Delaware corporation (the “Company,” “Alset,” “we,” or “us”), in connection with the actions taken by written consent of the holder of a majority of the issued and outstanding shares of common stock of the Company.

On May 3, 2021, the holder of a majority of the issued and outstanding shares of common stock of the Company, by written consent:

1.	approved the four transactions (the “Transactions”) contemplated by that certain securities purchase agreement (the “SPA”) dated March 12, 2021, by and among Chan Heng Fai (the “Seller”), LiquidValue Development Pte Ltd. (“LVD”), American Pacific Bancorp (“APB”), True Partners International Limited (“True Partners Holdco”) and Alset, or the Purchaser and the issuance of up to 11,434,728 shares of the Company’s common stock upon conversion of the four convertible promissory notes issued to the Seller pursuant to the SPA.

2.	approved and adopted an amendment to our Third Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to Two Hundred and Fifty Million (250,000,000) shares and to increase the number of authorized shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), to Twenty-Five Million (25,000,000) shares.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holder of more than a majority of our voting securities (the “Majority Shareholder”) on May 3, 2021, your vote or consent is not requested or required to approve the Transactions or the Increase. This Information Statement is being provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C, and serves as the notice required by Section 228 of the Delaware General Corporation Law of taking of a corporate action without a meeting by less than unanimous written consent of our stockholders. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement is being mailed on or about May 25, 2021 to stockholders of record as of MAy 3, 2021.

Sincerely,

ALSET EHOME INTERNATIONAL INC.

By:	/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chief Executive Officer

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
PROPOSAL 1 APPROVAL OF THE FOUR TRANSACTIONS	2
PROPOSAL 2 APPROVAL OF THE AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	4
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	5
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS	5
OTHER INFORMATION	7
DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS	8

Annex A — Securities Purchase Agreement	A-1
Annex B — Convertible Promissory Note for Purchase of 2017 Warrants	B-1
Annex C — Convertible Promissory Note for Purchase of LVD Shares	C-1
Annex D — Convertible Promissory Note for Purchase of True Partners Shares	D-1
Annex E — Convertible Promissory Note for Purchase of APB Shares	E-1
Annex F — The Amendment to the Third Amended and Restated Certificate of Incorporation	F-1
Annex G — Unaudited Pro Forma Combined Financial Statements of Alset EHome International Inc. for the years ended December 31, 2020 and December 31 2019	G-1
Annex H — Audited Financial Statements of American Pacific Bancorp, Inc. for the years ended December 31, 2020 and December 31, 2019	H-1

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ALSET EHOME INTERNATIONAL INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

GENERAL INFORMATION

ALSET EHOME INTERNATIONAL INC., a Delaware corporation (the “Company,” “Alset,” “we,” or “us”), is distributing this information statement solely for purposes of informing our stockholders of record as of May 3, 2021 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the action taken by written consent by the holder of a majority of the issued and outstanding shares of common stock of the Company (1) to approve the four transactions (the “Transactions”) contemplated by that certain securities purchase agreement (the “SPA”) dated March 12, 2021, by and among Chan Heng Fai (the “Seller”), LiquidValue Development Pte Ltd. (“LVD”), American Pacific Bancorp (“APB”), True Partners International Limited, and Alset, or the Purchaser, and (2) to approve and adopt an amendment to our third amended and restated certificate of incorporation (the “Amendment”) to increase the number of authorized shares of the Company’s Common Stock, par value $0.001 per share, to Two Hundred Fifty Million (250,000,000) shares and the number of authorized shares of Preferred Stock, par value $0.001 per share, to Twenty-Five Million (25,000,000) shares.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholder pursuant to the Written Consent.

Summary of the Corporation Actions

The Transactions

For the reasons discussed in this Information Statement, our Board of Directors (the “Board”) has approved the Transactions under the SPA. The SPA and the issuance of up to 11,434,728 shares of the Company’s common stock (the “Stock Issuance”) upon conversion of the four convertible promissory notes (the “Convertible Notes”) pursuant to the SPA, which requires stockholder approval for such issuance, have been approved by written consent of the holder of a majority of our issued and outstanding voting securities.

The proposed terms of the SPA are attached as Annex A to this Information Statement and each of the Convertible Notes is attached herein as Annex B to Annex E.

The Amendment

For the reasons discussed in this Information Statement, the Board has approved the Amendment. The Amendment has been approved by written consent of the holder of a majority of our issued and outstanding voting securities.

In accordance with Rule 14c-2 under the Securities Exchange Act, the stockholder actions taken by written consent will become effective no earlier than 20 calendar days after the date on which this Information Statement is sent or given to our stockholders. This Information Statement is first being mailed on or about May 25, 2021 to the Company’s stockholders of record as of the Record Date.

NASDAQ Rules

NASDAQ Rule 5630(a) requires that a Company that is not a limited partnership shall conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by the Company’s audit committee or another independent body of the board of directors

NASDAQ Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

NASDAQ Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the registrant.

NASDAQ Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the 5 trading days immediately preceding the execution of the binding agreement.

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Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the DGCL, the SPA and Stock Issuance may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the DGCL and the Company’s third amended and restated certificate of incorporation, Company stockholders are not entitled to appraisal rights with respect to the Transactions described in the SPA.

Notice Pursuant to the DGCL and the Company’s Bylaws

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder, including Regulation 14C, and serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of our stockholders.

PROPOSAL 1 THE FOUR TRANSACTIONS

Background

Alset International Limited (“AIL”) is a Singapore Exchange Catalist-listed Company that operates as a global enterprise involved in (i) property development and investments primarily in the United States and Western Australia; (ii) development, research, testing, manufacturing, licensing and distribution of biomedical products; (iii) asset management with a primary focus in the U.S. medical and housing REIT space; (iv) direct sales of a variety of health and wellness products; and (v) information technology-related business including blockchain technology.

As of the date of the SPA, Mr. Chan Heng Fai (directly and indirectly) owned 1,195,139,494 shares of AIL, which represented approximately 74.1% ownership in AIL calculated based on 1,769,909,946 total issued and outstanding shares of AIL. Mr. Chan Heng Fai also owned warrants (the “2017 Warrants”) to purchase 1,576,925,000 shares of AIL’s common stock at an exercise price of $0.048 per share.

LiquidValue Development Pts Ltd (“LVD”) is a Singapore company having its principal office at 7 Temasek Boulevard #29-01B Suntec Tower One, Singapore 038987. As of the date of the SPA, LVD was 100% owned by Mr. Chan Heng Fai.

True Partner Capital Holding Limited (“True Partners”) operates as a fund management company in the United States and Hong Kong. True Partners manages funds and provides managed accounts on a discretionary basis using a proprietary trading platform. It offers investment management and consultancy services. True Partners also develops and supports its trading platform and related proprietary software; and provides management services for a portfolio of securities or futures contracts. Its investors for funds and managed accounts are primarily professional investors, including collective investment undertakings, family offices, pension funds, high-net-worth individuals, endowments/foundations, and financial institutions.

As of the date of the SPA, Mr. Chan Heng Fai owned, directly and through a holding company, a total of 62,122,908 shares of True Partners, which represents approximately 15.53% ownership based on 400,000,000 total issued and outstanding shares of True Partners.

American Pacific Bancorp (“APB”) is a bank holding company, focused on acquiring equity positions of commercial banks in the United States. APB injects digital banking capabilities into such banks to provide global banking services to global clients, aiming to increase the banks’ profitability. APB is highly focused on the digital banking space and decentralized finance capabilities.

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As of the date of the SPA, Mr. Chan Heng Fai owned 4,775,523 shares of APB, which represented approximately 86.44% of the total shares of APB issued and outstanding in the amount of 5,524,788 shares.

On May 3, 2021, Mr. Chan Heng Fai, the Majority Shareholder, approved the terms and conditions of the SPA and the Stock Issuance of the Company’s common stock issuable upon conversion of the four Convertible Notes in connection with the SPA.

Alset Purchase of 2017 Warrants

Pursuant to the SPA, Mr. Chan Heng Fai sold Alset the 2017 Warrants to purchase 1,500,000,000 shares of AIL’s common stock. The 2017 Warrants were issued to Mr. Chan Heng Fai on March 22, 2017 and shall expire on March 21, 2022. The 2017 Warrants have an exercise price of $0.048 SGD per share. Upon purchase of the 2017 Warrants, Alset has acquired all rights, dividends, entitlements and distributions with respect to the 2017 Warrants. The total purchase price for the 2017 Warrants (the “Warrant Purchase Price”) was the lower of i) the valuation of the 2017 Warrants appraised by a third party or ii) $28,363,966.42 USD, payable on the Closing Date (as defined in the SPA) by Alset, in the form of a convertible promissory note (“AIL CPN”) in the principal amount of $28,363,966.42.

Mr. Chan Heng Fai, the Majority Shareholder, approved the terms and conditions of the AIL CPN, including the conversion provision entitling the noteholder to convert the outstanding principal and interest of the AIL CPN into the Company’s common shares at $5.59 per share (“Alset Stock Market Price”), equivalent to the average of the five closing per share prices of Alset Common Stock preceding January 4, 2021 as quoted by Bloomberg L.P.

Alset Purchase of LVD CPN

Pursuant to the SPA, Mr. Chan Heng Fai sold Alset 1,000,000 LVD shares of common stock (“LVD Shares”), constituting 100% of LVD’s outstanding equity securities, for the total purchase price in the value of $173,394.87 USD in the form of a convertible promissory note (the “LVD CPN”).

Mr. Chan Heng Fai, the Majority Shareholder, approved the terms and conditions of the LVD CPN, including the conversion provision entitling the noteholder to convert the outstanding principal and interest of LVD CPN into the Company’s common shares at Alset Stock Market Price.

Alset Purchase of True Partners CPN

Pursuant to the SPA, Mr. Chan sold Alset, directly and indirectly through True Partners Holdco, a wholly-owned subsidiary of Mr. Chan, an aggregate of 62,122,908 shares of True Partners’ common stock (“True Partners Common Stock”), representing approximately 15.53% of the total issued and outstanding True Partners Common Stock, for the total purchase price in the value of $6,700,000.00 USD in a convertible promissory note (the “True Partners CPN”).

Mr. Chan, the Majority Shareholder, approved the terms and conditions of the True Partners CPN, including the conversion provision entitling the noteholder to convert the outstanding principal and interest of the True Partners CPN into the Company’s common shares at Alset Stock Market Price.

Alset Purchase of APB CPN

Pursuant to the SPA, Mr. Chan sold Alset 4,775,523 shares of APB’s common stock, representing approximately 86.44% of the total issued and outstanding common stock of APB, for the total purchase price in the value equivalent to the lower of $28,653,138.00 USD or the valuation of the APB Shares made by a third party, payable in a convertible promissory note (the “APB CPN”).

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Mr. Chan Heng Fai, the Majority Shareholder, approved the terms and conditions of the APB CPN, including the conversion provision entitling the noteholder to convert the outstanding principal and interest of the APB CPN into the Company’s common shares at Alset Stock Market Price.

PROPOSAL 2 THE AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

As of the date hereof, pursuant to our Certificate of Incorporation, as amended, we are authorized to issue up to Twenty Million (20,000,000) shares of Common Stock and Five Million (5,000,000) shares of Preferred Stock. We propose to increase the number of our authorized shares of Common Stock to Two Hundred Fifty Million (250,000,000) shares and the number of our authorized shares of Preferred Stock to Twenty-Five Million (25,000,000) shares.

On May 3, 2021, the holder of a majority of the issued and outstanding shares of common stock of the Company, by written consent, approved and adopted an amendment to our third amended and restated certificate of incorporation (the “Amendment”) increasing the number of authorized shares of the Company’s Common Stock to Two Hundred Fifty Million (250,000,000) shares and the number of authorized Preferred Stock to Twenty-Five Million (25,000,000) shares.

We plan to file the Amendment with the Delaware Secretary of State in order to increase the number of authorized shares of Common Stock to Two Hundred Fifty Million (250,000,000) shares of Common Stock and the number of authorized Preferred Stock to Twenty-Five Million (25,000,000) shares of Preferred Stock after twenty (20) calendar days from the date of the initial mailing of this Information Statement. A copy of the form of Amendment is attached hereto as Annex F.

The Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Effect of Increase in Authorized Common Stock on Current Shareholders

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

The additional shares of Common Stock could be used in the future for various purposes without further shareholder approval, except as such approval may be required by applicable law. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the company’s business or product lines through the acquisition of other businesses or products, and other purposes.

Purpose of Increase in Authorized Common Stock

The Board believes that the increase in authorized Common Stock will provide the Company greater flexibility with respect to the Company’s capital structure for various purposes including, but not limited to, additional equity financings, conversion of Preferred Stock and stock based acquisitions.

Possible Anti-Takeover Effects due to Increase in Authorized Common Stock

We could also use the additional shares of Common Stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the Amendment has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that this proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the Company’s shareholders might otherwise receive a premium for their shares over then current market prices.

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Purpose of the Increase of Preferred Stock

The Board of Directors believes that the authorization of shares of Preferred Stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company’s ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.

Possible Anti-Takeover Effects due to Increase of Preferred Stock

The issuance of additional shares of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of Preferred Stock dilute the interest of a party seeking to take over the Company. Further, the authorized Preferred Stock could be used by the Board of Directors for adoption of a shareholder rights plan or “poison pill.”.

The Amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s shareholders at all times.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock) and as disclosed below with respect to Chan Heng Fai and Wu Wai Leung William.

Mr. Chan Heng Fai, the Majority Shareholder, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the seller in all of the four transactions under the SPA. He is also the sole owner of LVD and the majority owner of APB.

Wu Wai Leung William is a director of Alset as well as a director of APB.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

5

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

As of the Record Date, we had 8,580,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	6,380,000	74.4%

Lui Wai Leung Alan	-	-

Rongguo Wei	-	-

Ang Hay Kim Aileen	-	-

Wong Tat Keung	-	-

Robert Trapp	-	-

William Wu	-	-

Charles MacKenzie	-	-

All directors and executive officers, as a group (8 individuals)	6,380,000	74.4%

Five Percent Stockholders:
Chan Heng Fai (2)	6,380,000	74.4%

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)	Represents shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares.

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OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

The Company’s Quarterly Reports on Form 10-Q can be accessed through the SEC’s website or are available from the Company, without charge, by first-class mail or other equally prompt means of delivery following receipt of a written or oral request directed to our Corporate Secretary, at ALSET EHOME INTERNATIONAL INC., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

Unaudited Pro Forma Combined Financial Information

The accompanying unaudited pro forma combined financial information have been prepared to present the balance sheets and statements of operations of the Company to indicate how the consolidated financial statements of the Company might have looked like if the acquisition of the control interest in APB and the transaction related thereto had occurred as of the beginning of the period presented.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and statements of operations, for the twelve months ended December 31, 2020 and 2019 are presented as if the acquisition of the control interest in APB had occurred on December 31, 2020. The unaudited combined pro forma financial statements of the Company for the years ended December 31, 2020 and 2019 are included herein as Annex G.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the acquisition been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

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Audited Combined Financial Statements of APB

The accompanying audited combined financial statements of APB have been prepared to present APB’s balance sheets as of December 31, 2020 and 2019 and statements of operations for the twelve months ended December 31, 2020 and 2019, respectively. The audited financial statements of APB are included herein as Annex H.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses; and what effect the current COVID-19 pandemic may have on the Company. There is no guarantee that the Company will consummate the SPA on the desired terms as set forth in the Proposal, in a timely manner or at all.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

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THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

ALSET EHOME INTERNATIONAL INC.

Dated: May 24, 2021	By:	/s/ Chan Heng Fai
	Name:	Chan Heng Fai
	Title:	Chief Executive Officer

9

Annex A

SECURITIES PURCHASE AGREEMENT

A-1

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

Heng Fai Ambrose Chan,

(Seller)

LiquidValue Development Pte Ltd.,

(LVD)

True Partners International Limited,

(TP Holdco)

American Pacific Bancorp, Inc.

(APB)

AND

Alset EHome International Inc.
(formerly known as “HF Enterprises Inc.”)

(Purchaser)

THIS SECURITIES PURCHASE/EXCHANGE AGREEMENT is made on the 12th day of March, 2021.

BY AND AMONG:

(1)
Alset EHome International Inc. (fka, HF Enterprises Inc.), a Delaware company, the common stock of which is listed on the Nasdaq Stock Market, having its primary office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (the “Purchaser”);

(2)
Heng Fai Ambrose Chan, a Singaporean individual, with his primary residence at 8 Cuscaden Walk, #19-01, Four Seasons Park, Singapore 249692 (the “Seller”);

(3)
True Partners International Limited (“TP Holdco”), a company registered in Hong Kong with its primary office at 7 Floor, Skyway Centre, 23 Queen's Road West Sheung Wan, Hong Kong , and wholly-owned by the Seller;

(4)
LiquidValue Development Pte Ltd. (“LVD”), a company registered in Singapore with its primary office at 7 Temasek Blvd., #29-01B, Suntec Tower One, Singapore 038987, and wholly-owned by the Seller; and

(5)
American Pacific Bancorp, Inc. a bank holding corporation formed under the laws of the State of Texas (the “APB”), with its primary office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland, USA 20814.

The Purchaser, Seller, LVD and APB shall hereinafter be collectively referred to as the “Parties”, and each a “Party”.

WHEREAS:

(A)
At the date of this Agreement, the Seller owns, directly and indirectly, 1,195,139,494 shares of Alset International Limited (“Alset”), a company formed under the laws of Singapore and the common stock of which is listed on the Singapore Catalist Exchange, stock code 40V and warrants to purchase 1,576,925,000 shares of Alset’s common stock (“2017 Warrants”).
(B)
Alset is a global enterprise involved in real estate development, biomedical business, and property and asset management in the United States and Australia.
(C)
The Seller intends to sell part of his 2017 Warrants to purchase 1,500,000,000 shares (the “Sale Warrants”) of Alset’s common stock.
(D)
At the date of this Agreement, the Seller owns 1,000,000 shares of LVD’s common stock (the “LVD Shares”), par value $ 1.00 SGD per share, which constituted all of the issued and outstanding equity securities of LVD.
(E)
At the date of this Agreement, the Seller owns, directly and through his wholly-owned subsidiary TP Holdco, an aggregate of 62,122,908 shares (the “True Partners Shares”) of common stock, no par value, of True Partners Capital Holding Limited (“True Partners”), a fund management company formed under the laws of Hong Kong, which manages its customers’ accounts on a discretionary basis using a proprietary trading platform. True Partners is incorporated under the laws of the Cayman Islands with limited liability, which is listed on the Growth Emerging Market (“GEM”) of the Stock Exchange of Hong Kong, stock code 8657.
(F)
At the date of this Agreement, the Seller owns 4,775,523 shares of the Class B common stock of APB (the “APB Shares”), par value $ 0.01 USD per share, and APB is a bank holding company focused on acquiring positions in various commercial banks in the United States and digitalizing the banks with blockchain technologies.

(G)
Subject to and on the terms of the conditions set forth under this Agreement, the Seller has offered to sell, and the Purchaser has agreed to purchase the Sale Warrants, LVD Shares, True Partners Shares, and APB Shares for the respective considerations.

NOW IT IS AGREED as follows:

1.
DEFINITIONS

1.1
In this Agreement, unless the context otherwise requires, the following words or expressions shall have the following meaning:

“Agreement” means this Agreement and schedules attached hereto, and include all variations and supplements to the dame as may be agreed in writing between the Parties from time to time;

“Business Day” means a day on which commercial banks are open for business in the State of New York, U.S. (other than Saturdays, Sundays, or public holidays);

“Closing” means the completion of the sale and purchase of the Sale Warrants, LVD Shares, True Partners Shares and APB Shares (collectively, the “Sale Securities”);

“Closing Date” means the date of this Agreement;

“Consideration” means the consideration for the purchase of the Sale Securities, which is the aggregate of the Alset CPN, LVD CPN, True Partners CPN and APB CPN;

“Costs and Expenses” means all costs and expenses related to the transactions contemplated under this Agreement, including but not limited to legal costs incurred in the preparation of this Agreement and the professional fees in relation to the transactions contemplated under this Agreement;

“GST” means goods and services tax charged under the Goods and Services Tax Act, Chapter 117A of Singapore;

“Nasdaq” means The Nasdaq Stock Market;

“SGX-ST” means the Singapore Exchange Securities Trading Limited;

“Singapore Dollars”, “S$,” “Cents” and “SGD” mean the lawful currency of Singapore;

“USD” means the lawful currency of the United States.

“Taxation” means all forms of taxation and statutory, government, state, provincial, local governmental or municipal impositions, duties, contributions, and levels, including any goods and services tax or other form of value added tax and stamp duty in each case, whether of Singapore or elsewhere in the world whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to each of Seller, LVD and APB, or any other person and all penalties, charges, costs and interest relating thereto; and

1.2
Any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted whether before or after the date of this Agreement so far as such modification or re-enactment applies or is capable of applying to any transactions entered into prior to Closing and (so far as liability hereunder may exist or can arise) shall include also any past statutory provisions or regulations (as from time to time modified or re-enacted) which such provisions or regulations have directly or indirectly replaced.

1.3
References to “Recitals” and “Sections” are to the recitals and the clauses of this Agreement.

1.4
Any reference to include or including shall be deemed to be followed by without limitation or but not limited to whether or not they are followed by such phrases or words of like import.

1.5
Unless the context otherwise requires, word (including words defined in this Agreement) denoting the singular number only shall include the plural and vice versa; words denoting natural persons shall include bodies corporate, and words denoting any gender shall include all genders; and

1.6
The headings in this Agreement are for convenience only and shall not affect the construction of any provision in the Agreement.

1.7
Unless otherwise expressly provided, all covenants, warranties, representations, undertakings and indemnities given or made by each Party in this Agreement are given or made severally.

2.
THE TRANSACTIONS

2.1
Subject to the terms and conditions contained in this Agreement, and in consideration of the payment of the Warrant Purchase Price (as defined below) to the Seller, the Seller, as beneficial owner of Sale Warrants, shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller the Sale Warrants, including all rights, dividends, entitlements and distributions declared, made or paid on the Closing Date with respect to the Sale Warrants. The Sale Warrants to purchase 1,500,000,000 shares of Alset’s common stock were issued on March 22, 2017 to the Seller, have the exercise price of $0.048 SGD per share, and shall expire on March 21, 2022. The total purchase price for the Sale Warrants (“Warrant Purchase Price”) shall be the lower of i) the valuation of the Sale Warrants appraised by a third party or ii) $28,363,966.42 USD, payable on the Closing Date by the Purchaser, in a convertible promissory note (“Alset CPN”) attached as Exhibit A hereto, which, subject to the terms and conditions of the Alset CPN and Purchaser’s shareholder approval, shall be convertible into shares of the Purchaser’s common stock (“AEI Common Stock”), par value $0.001 per share, at the conversion price of AEI Stock Market Price. AEI Stock Market Price shall be $5.59 per share, equivalent to the average of the five closing per share prices of AEI Common Stock preceding January 4, 2021 as quoted by Bloomberg L.P.

2.2
Subject to the terms and conditions contained in this Agreement, and in consideration of the payment of the LVD Share Purchase Price (as defined below) to the Seller, the Seller, as beneficial owner of the LVD Shares, shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller the LVD Shares, including all rights, dividends, entitlements and distributions declared, made or paid on the Closing Date with respect to the LVD Shares. On the Closing Date, the Purchaser shall pay the Seller the total purchase price (the “LVD Share Purchase Price”) for the LVD Shares in the value of $173,394.87 USD in a convertible promissory note (“LVD CPN”) attached as Exhibit B hereto, which, subject to the terms and conditions of the LVD CPN and Purchaser’s shareholder approval, shall be convertible into shares of AEI Common Stock at the conversion price of AEI Stock Market Price as set forth in Section 2.1.

2.3
Subject to the terms and conditions contained in this Agreement, and in consideration of the payment of the True Partners Share Purchase Price (as defined below), the Seller shall sell and transfer to the Purchaser all of the equity shares in TP Holdco, which holds 44,808,908 shares of True Partners, and simultaneously the Seller shall sell and transfer to the Purchaser 17,314,000 shares of True Partners, together with 44,808,908 shares of True Partners held by TP Holdco constituting approximately 15.53% of the total outstanding equity securities of True Partners based on 400,000,000 True Partners Shares issued and outstanding, including all rights, dividends, entitlements and distributions declared, made or paid on the Closing Date with respect to the True Partners Shares. True Partners Stock Market Price was HKD 0.84 per share, equivalent to the average of the closing per share prices during the five trading days preceding January 4, 2021 as quoted by Bloomberg L.P. The total consideration for the True Partner Shares is HKD52,183,242.72 or $6,729,629.29 (based on an exchange rate of $1 to HKD7.75425 as of December 31, 2020). On the Closing Date, the Purchaser shall pay the Seller the total purchase price (the “True Partners Share Purchase Price”) for the True Partners Shares in the value of $6,729,629.29 USD in a convertible promissory note (“True Partners CPN”) attached as Exhibit C hereto, which, subject to the terms and conditions of the True Partners CPN and Purchaser’s shareholder approval, shall be convertible into shares of AEI Common Stock at the conversion price of AEI Stock Market Price.

2.4
Subject to the terms and conditions contained in this Agreement, and in consideration of the payment of the APB Share Purchase Price (as defined below) to the Seller, the Seller, as beneficial owner of the APB Shares, shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller the APB Shares, representing 86.44% of the total issued and outstanding common stock of APB, including all rights, dividends, entitlements and distributions declared, made or paid on the Closing Date with respect to the APB Shares. On the Closing Date, the Purchaser shall pay the Seller the total purchase price (the “APB Share Purchase Price”) for the APB Shares in the value equivalent to the lower of $28,653,138.00 USD or the valuation of the APB Shares made by a third party, payable in a convertible promissory note (“APB CPN”) attached as Exhibit D hereto, which, subject to the terms and conditions of the APB CPN and Purchaser’s shareholder approval, shall be convertible into shares of AEI Common Stock at the conversion price of AEI Stock Market Price.

2.5
The Seller and TP Holdco agree and undertake to consummate the transfers and sales in respect of the True Partner Shares, and the Seller has agreed to procure from True Partners, as may be necessary before Closing, irrevocable waiver of any such restrictions on transfer or sale of True Partners Shares.

2.6
For the purposes of this Agreement, each transaction (each, a “Transaction” and collectively, the “Transactions”) set forth in Sections 2.1-2.4 is independent from each other and shall not be construed as conditions of any kind to another Transaction under any circumstance. In the event that one or more Transactions are terminated pursuant to Article 9 or are decided illegal by a court of proper jurisdiction, the remaining Transactions of the Agreement shall not in any way be affected or impaired. The Parties shall implement and close the remaining unaffected Transactions under this Agreement.

2.7
Subject to the terms and conditions contained in this Agreement, on the Closing Date, the Purchaser shall deliver to the Seller and TP Holdco the sum of the Warrant Purchase Price, LVD Share Purchase Price, True Partners Share Purchase Price, and APB Share Purchase Price in the form of convertible promissory notes as set forth above.

3.
CONDITIONS PRECEDENT

3.1
The obligations of the Parties under this Agreement are conditional upon, and Closing shall not take place until, all of the following conditions have been fulfilled or waived on or prior to the Closing Date:

(i)
The Seller obtaining the necessary approval(s) from the board of directors of LVD regarding the sale of LVD Shares as contemplated herein, if required by LVD’s charter documents;

(ii)
The Seller obtaining the necessary approval(s) and consents from the board of directors of APB and relevant banking regulatory authorities regarding the sale of APB Shares as contemplated herein;

(iii)
The Purchaser obtaining all relevant approvals from its board of directors, shareholders and the Nasdaq in connection with this Agreement and the transactions contemplated therein as may be necessary;

(iv)
The Parties executing the share transfer forms in relation to the Sale Warrants, LVD Shares, True Partners Shares and APB Shares in favor of the Purchaser and/or its designated parties;

(v)
Each of the warranties and representations set forth in this Agreement remaining true and not misleading in any material respect at Closing, as if repeated at Closing and at all times between the date of this Agreement and Closing; and

(vi)
All necessary third party, governmental and regulatory consents, approvals and waivers, including approvals, waivers and clearance from the Singapore Stock Exchange and Nasdaq, where required for the transactions contemplated hereunder having been obtained by each of the Parties, and such consents, approvals and waivers not having been amended or revoked before Closing Date, and if any such consents, approvals or waivers are subject to conditions, such conditions being acceptable to the Purchaser.

3.2
At any time on or before the Closing Date, a Party may waive any of the above conditions precedent by written notice to the other Parties (as the case may be) to the extent that such waiver does not violate any applicable laws, rules, or regulations.

4.
REPRESENTATIONS AND WARRANTIES FROM THE SELLER

The Seller hereby warrants and represents to the Purchaser and its successors that, except as set forth on the Schedule of Exceptions delivered by the Seller to the Purchaser; and it being further understood that the Schedule of Exceptions will be updated from time to time for events that occur between execution of this Agreement and Closing and a final copy of the Schedule of Exceptions will be delivered to the Purchaser prior to the Closing:

4.1
Capacity. The Seller has full legal right, power and all authority and approvals required to enter into exercise its respective rights and perform or comply with its respective obligations under this Agreement which, when fully executed, will constitute valid and legally binding obligations on the Seller, enforceable against them in accordance with terns of this Agreement.

4.2
Compliance. Except as set forth in Section 4.2 of the Schedule of Exceptions, the Seller’s entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by:

(i)
any law, regulation, authorization, directive or order (whether or not having the force of law) to which it is subject in Singapore and the United States, as may be applicable; or

(ii)
any agreement, instrument or document to which it is a party or which is binding on in Singapore, the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”) or the United States, as may be applicable.

4.3
Good Title. As of the date of this Agreement, Seller, either directly or through TP Holdco, is the sole beneficial owner of the Sale Warrants, LVD Shares, True Partners Shares, and APB Shares, free and clear of liens, and with full rights and authority to assign, sell and transfer all of the same.

4.4
Absence of Litigation and Bankruptcy. Except as set forth on Section 4.4 of the Schedule of Exceptions, there are no suits, claims, actions, proceedings, arbitrations, mediations or, to the Knowledge of Seller, governmental investigations (“Seller Proceedings”) pending or, to the Knowledge of Seller, threatened against Seller, other than any Seller Proceeding that would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on Seller. Neither Seller nor any of its properties is or are subject to any order, writ, judgment, injunction, decree or award except for those that would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the transactions contemplated herein. As of the date hereof and Closing Date, the Seller shall not be subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings, commenced voluntarily or involuntarily.

4.5
Investment Experience. The Seller acknowledges that it can bear the economic risk and complete loss of its investment in the AEI Common Stock and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.6
Disclosure of Information. The Seller and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Purchaser and materials relating to the shares of AEI Common Stock that have been requested by the Seller. The Seller understands that its investment in the shares of AEI Common Stock involves a high degree of risk. The Seller has sought such accounting, legal and tax advice as he has considered necessary to make an informed investment decision with respect to its acquisition of the shares of AEI Common Stock.

4.7
Restricted Securities. The Seller understands that the shares of AEI Common Stock to be issued upon conversion of any of the Alset CPN, LVD CPN, True Partners CPN, and APB CPN (collectively, the “CPNs”) in connection with the Transactions are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Seller understands that the shares of AEI Common Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Purchaser is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understanding of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire such securities.

4.8
Legends. It is understood that, except as provided below, certificates evidencing the shares of AEI Common Stock may bear the following or any similar legend:

(a)            “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”
(b)                If required by the authorities of any state in connection with the issuance of sale of the shares of AEI Common Stock, the legend required by such state authority.

4.9
Accredited Investor Status. The Seller is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

5.
REPRESENTATIONS AND WARRANTIES FROM LVD, APB AND TP HOLDCO Each of LVD, APB and TP Holdco hereby, severally but not jointly, warrants and represents to the Purchaser and its successors that, except as set forth on the Schedule of Exceptions delivered by the LVD, APB or TP Holdco to the Purchaser; and it being further understood that the Schedule of Exceptions will be updated from time to time for events that occur between execution of this Agreement and Closing and a final copy of the Schedule of Exceptions will be delivered to the Purchaser prior to the Closing:

5.1
Corporate Organization and Capacity. Each of LVD, APB and TP Holdco is a company duly organized and validly existing under the laws of Singapore, Texas and Hong Kong, respectively, and has all the requisite corporate power and lawful authority to enter into this Transaction. Each of LVD, APB and TP Holdco has full legal right, power and all authority and approvals required to enter into exercise its respective rights and perform or comply with its respective obligations under this Agreement which, when fully executed, will constitute valid and legally binding obligations on LVD, APB and TP Holdco, enforceable against them in accordance with terns of this Agreement.

5.2
Compliance. LVD and APB’s entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by:

(i)
any law, regulation, authorization, directive or order (whether or not having the force of law) to which it is subject in Singapore and the United States, as may be applicable; or
(ii)
any agreement, instrument or document to which it is a party or which is binding on in Singapore or the United States, as may be applicable.

5.3
Board Approval. Each of LVD and APB has obtained the approval of its respective board of directors for the Transactions contemplated under this Agreement.

5.4
Articles of Incorporation and Bylaws. Each of LVD and APB has heretofore furnished or otherwise made available to Purchaser a complete and correct copy of their respective articles of incorporation (the “Articles of Incorporation”) and bylaws (the “Bylaws”) as in effect on the date hereof and all minutes of their respective board of directors since January 1, 2020. Each set of Articles of Incorporation and Bylaws of each of LVD and APB are in full force and effect and no other organizational documents are applicable to or binding upon each of LVD and APB.

5.5
Capitalization. The authorized capital stock of LVD consists of 1,000,000 shares of common stock, par value $1.00 SGD per share. As of the date of this Agreement: (i) 1,000,000 shares of LVD’s common stock were issued and outstanding, all of which were validly issued, fully paid and non-assessable and were issued free of preemptive rights, (ii) none of LVD’s common shares were reserved for issuance upon or otherwise deliverable in connection with the grant of equity-based awards or the exercise of outstanding options or warrants to purchase LVD Shares or other rights to receive any LVD’s common shares.

The authorized capital stock of APB consists of 100,000,000 shares of Class A common stock, par value $0.01 USD per share; 100,000,000 shares of Class B common stock, par value $0.01 USD per share; and 100,000,000 shares of preferred stock, par value $0.01 USD per share. As of the date of this Agreement: (i) 491,665 of APB’s Class A common shares, 5,033,123 of APB’s class B common shares and 491,665 APB’s preferred shares were issued and outstanding, all of which were validly issued, fully paid and non-assessable and were issued free of preemptive rights, (ii) none of APB’s common shares were reserved for issuance upon or otherwise deliverable in connection with the grant of equity-based awards or the exercise of outstanding options or warrants to purchase APB’s common shares or other rights to receive any APB’s common shares.

The authorized capital stock of TP Holdco consists of 10,000 shares of common stock, par value HKD1 per share. As of the date of this Agreement: (i) one (1) share of TP Holdco’s common stock were issued and outstanding, all of which were validly issued, fully paid and non-assessable and were issued free of preemptive rights.

5.6
Financial Statements.  Each of LVD and APB shall promptly provide to the Purchaser its audited consolidated financial statements (including any related notes thereto) for the fiscal years ended December 31, 2020 and 2019 (the “LVD Audited Financial Statements” and “APB Audited Financial Statements” respectively) which have been prepared in accordance with GAAP and Regulation S-X for interim financial statements in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of each of LVD and APB at the respective dates thereof and the consolidated statements of operations, cash flows and changes in stockholders’ equity for the periods indicated therein. LVD’s and APB’s Interim Financial Statements, to be provided to the Purchaser, will have been prepared in accordance with GAAP and Regulation S-X for interim financial statements in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and will fairly present in all material respects the consolidated financial position of each of LVD and APB as of the respective dates thereof and the consolidated statements of operations and cash flows for the periods indicated therein (subject to normal period-end adjustments). Prior to and after the Closing, each of LVD and APB shall coordinate with the Purchaser to prepare the LVD Audited Financial Statements and APB Audited Financial Statements, as applicable, and the respective Interim Financial Statements to meet the Purchaser’s obligations under Regulation S-X,

5.7
Absence of Litigation. Except as set forth on Section 5.7 of the Schedule of Exceptions, there are no suits, claims, actions, proceedings, arbitrations, mediations or, to the Knowledge of LVD or APB, as applicable, governmental investigations (“LVD Proceedings” or “APB Proceedings” respectively) pending or, to the Knowledge of LVD or APB, threatened against each of LVD or APB, as applicable, or any of its respective Subsidiaries, other than any LVD Proceeding or APB Proceeding that would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither LVD nor APB (including their respective Subsidiaries) is subject to any order, writ, judgment, injunction, decree or award except for those that would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

5.8
Properties. Section 5.8 of the Disclosure Schedule contains a complete and correct list of all real property owned or leased by each of LVD and APB and their respective Subsidiaries (the “LVD Property” and “APB Property” respectively). Each of LVD and APB and their respective Subsidiaries have good and valid leasehold interests in all of their respective Property owned and leased. With respect to all leased properties of each of LVD and APB, there is not, under any of such leases, any existing default by each of LVD or APB, as applicable, or any of their Subsidiaries or, to the Knowledge of each of LVD or APB, as applicable, the counterparties thereto, or event which, with notice or lapse of time or both, would become a material default by either LVD or APB, or any of their respective Subsidiaries or, to the Knowledge of each of LVD and APB, the counterparties thereto. All of the LVD Properties and APB Properties are maintained in a state of repair and condition that is consistent with the normal conduct of the business operations of each of LVD and APB.

5.9
Intellectual Property. Except as set forth in Section 5.9 of the Schedule of Exceptions, to the Knowledge of each of LVD and APB, each of LVD and APB or one of their respective Subsidiaries (as specifically identified on Schedule 5.9) is the sole and exclusive (as to any third party) owner or assignee of the entire right, title and interest in and to the Intellectual Property set forth on Section 5.9(a) of the Disclosure Schedule and all other Intellectual Property material to and used in their respective businesses, and is licensed perpetually and without royalty or other payment obligations to third parties to the Intellectual Property set forth on Section 5.9(b) of the Disclosure Schedule. Each of LVD and APB or such Subsidiary owns or has the rights to use, free and clear of any security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other encumbrances of any nature whatsoever (“Liens”), but subject to any existing licenses or other grants of rights to third parties (to the extent set forth in the Disclosure Schedule), all material Intellectual Property as is necessary and sufficient (i) for its businesses as currently conducted and (ii) for the services provided respectively by each of LVD and APB and their Subsidiaries (collectively, the “LVD Intellectual Property Rights” and “APB Intellectual Property Rights”). As used in this Agreement, “Intellectual Property” means all patents, inventions, copyrights, software, trademarks, service marks, domain names, trade dress, trade secrets and all other intellectual property and intellectual property rights of any kind or nature. For purposes of this Agreement, the term “patents” means United States and non-U.S. patents (utility or design, as applicable), provisional patent applications, non-provisional patent applications, continuations, continuations-in-part, divisions, any such patents resulting from reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any patent, patent disclosures, substitute applications, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

5.10
Contracts. Except as set forth otherwise in this Agreement, as of the date of this Agreement, Section 5.10 of Disclosure Schedule lists all of the Material Contracts to which each of LVD and APB, as applicable, or any of their respective Subsidiaries thereof is a party. Each of the Material Contracts is valid and binding on either LVD or APB, as applicable, or the applicable Subsidiary, as the case may be, and, to the Knowledge of each of LVD and APB, as the case may be, each other party thereto and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on either LVD or APB. There is no default under any Material Contract and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by either LVD or APB or any of their respective Subsidiaries, in each case except as would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

6.
REPRESENTATIONS AND WARRANTIES FROM THE PURCHASER

6.1
Corporate Organization and Capacity. The Purchaser is a company duly organized and validly existing under the laws of the State of Delaware and has all the requisite corporate power and lawful authority to enter into this Transaction. When fully, this Agreement will constitute valid and legally binding obligations on the Purchaser, enforceable against them in accordance with terns of this Agreement.

6.2
Compliance. Except as set forth in Section 6.2 of the Schedule of Exceptions, the Purchaser’s entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by:

(i)
any law, regulation, authorization, directive or order (whether or not having the force of law) to which it is subject in Singapore and the United States, as may be applicable; or
(ii)
any agreement, instrument or document to which it is a party or on which is binding in the United States, as may be applicable.

6.3
Board Approval. Subject to its shareholder approval, the Purchaser has obtained the approval of its board of directors for the transactions contemplated under this Agreement.

6.4
Capitalization. (a) The authorized capital stock of Purchaser consists of 25,000,000 shares, of which 20,000,000 shares are common stock, par value $0.001 per share (the “Purchaser Common Stock”), and 5,000,000 shares are preferred stock, par value $0.001 per share (the “Purchaser Preferred Stock”). As of December 29, 2020, the Purchaser had (i) 8,570,000 shares of Purchaser Common Stock issued and outstanding, all of which were validly issued, fully paid and non-assessable and were issued free of preemptive rights, (ii) 0 share of Parent Common Stock reserved for issuance upon or otherwise deliverable in connection with the grant of equity-based awards or the exercise of outstanding options and warrants to purchase Parent Common Stock, and (iii) 0 share of Purchaser Preferred Stock issued and outstanding.

6.5
SEC Filings; Financial Statements. Purchaser has filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed or otherwise transmitted by it with the SEC) during the past twelve months. As of their respective dates, each of the SEC Reports complied as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder and the Exchange Act and the rules and regulations promulgated thereunder, each as in effect on the date so filed. Except to the extent amended or superseded by a subsequent filing with the SEC made prior to the date hereof, as of their respective dates (and if so amended or superseded, then on the date of such subsequent filing), none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The audited consolidated financial statements of Purchaser (including any related notes thereto) included in Purchaser’s Registration Statement on Form S-1, as amended, for the fiscal years ended December 31, 2019 and 2018 filed with the SEC have been prepared in accordance with GAAP in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Purchaser at the respective dates thereof and the consolidated statements of operations, cash flows and changes in stockholders’ equity for the periods indicated therein. The unaudited consolidated financial statements of Purchaser (including any related notes thereto) for all interim periods included in Purchaser’s Registration Statement and quarterly report on Form 10-Q filed with the SEC on December 29, 2020 have been prepared in accordance with GAAP in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or may be permitted by the SEC under the Exchange Act) and fairly present in all material respects the consolidated financial position of Purchaser as of the respective dates thereof and the consolidated statements of operations and cash flows for the periods indicated therein (subject to normal period-end adjustments).

7.
UNDERTAKING, ACKNOWLEDGEMENT AND CONFIRMATION BY THE PARTIES

The Parties further irrevocably undertake, acknowledge, confirm and agree that

(i)
Subsequent to Closing, the Purchaser shall procure each of APB and LVD to provide full and prompt cooperation and assistance to the Seller and its auditors and/or internal auditors with any audit, consolidation and/or accounting matters of the Seller by the Seller’s auditors and/or internal auditors; and

(ii)
From the date of this Agreement to Closing, each of LVD and APB covenants and agrees that, except as contemplated by this Agreement, as set forth in the Schedule of Exceptions or as required by Law, or unless Purchaser shall otherwise consent in writing (such consent not to be unreasonably conditioned, withheld or delayed), the business of each of LVD and APB and their respective Subsidiaries shall be conducted in its ordinary course of business and, to the extent consistent with and not in violation of any other provisions of this Section 7, each of LVD and APB shall use commercially reasonable efforts to preserve substantially intact their and their respective Subsidiaries’ business organization, and to preserve their and their respective Subsidiaries’ present relationships with customers, suppliers, employees, licensees, licensors, partners and other Persons with which each of LVD and APB or any of their respective Subsidiaries has significant business relations. To the extent out of each of LVD’s and APB’s ordinary course of business and subject to the foregoing, from the date of this Agreement to Closing the Seller is not required to advance any additional capital to fund the expansion of each of LVD’s and APB’s businesses, provided that each of LVD and APB can conduct their respective businesses in an ordinary manner without such funding from Seller.

8.
CLOSING DELIVERABLES

8.1
Subject to Section 3.1, Closing shall take place at such other place as the Parties may agree.

8.2
On Closing, the Seller, LVD and APB shall deliver to the Purchaser:

(i)
Valid securities certificates in respect of the Sale Warrants, LVD Shares, True Partners Shares (including through TP Holdco), and APB Shares in the name of the Seller;

(ii)
Duly certified copies of board resolution of each of LVD and APB, approving:

(a)
the transfer of LVD Shares and APB Shares, as applicable, subject to the same being duly stamped if necessary;

(b)
the affixation of the LVD’s common seal and APB’s seal, as the case may be(where required);
(c)
the issue of new securities certificates in respect of each of LVD Shares and APB Shares, as applicable, in favor of the Purchaser; and
(d)
updating the shareholder or member registration of each of LVD and APB, as the case may be.

(iii)
Such waivers or consents as may be necessary to enable the Purchaser or its nominees to be registered as holder of any and all of the Sale Warrants, LVD Shares, True Partners Shares (including through TP Holdco) and APB Shares (collectively, the “Sale Securities”);
(iv)
Filing with local Singapore agency, Hong Kong agency and the Secretary of the State of Texas regarding the Transaction and change of ownership of the Sale Securities, if applicable;
(v)
Stock power or transfer documents in that nature from the Seller to transfer the Sale Securities to the Purchaser; and
(vi)
Such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Purchaser, as may be required to give effect to this Agreement.

8.3
On Closing, Purchaser shall deliver to the Seller:
(i)
the payment of Warrant Purchase Price, LVD Share Purchase Price, True Partners Share Purchase Price and APB Share Purchase Price in the form of respective convertible promissory notes as set forth in Article 2;
(ii)
Purchaser’s board resolution approving the Transactions contemplated in this Agreement; and
(iii)
such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Seller, LVD and APB, as may be required to give effect to this Agreement.

9.
RESCISSION

9.1
Rescission. This Agreement may be terminated or rescinded by the following Parties by written notice to the other Parties within ninety (90) days after Closing as follows:

(i)
At the election of the Seller, if the Purchaser has breached any representation, warranty, covenant or agreement contained in this Agreement; or
(ii)
At the election of the Purchaser, if the Seller, LVD or APB has breached any representation, warranty, covenant or agreement contained in this Agreement.

9.2
Effect of Rescission. In the event of the termination or rescission of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto, except with respect to Articles 10- 20, which shall survive such rescission; provided, however, that nothing herein shall relieve or release any party from liabilities or damages arising out of fraud or its material and intentional breach of any provision of this Agreement.

10.
CONFIDENTIALITY

10.1
Each Party shall keep strictly confidential the negotiations relating to this Agreement, the existence of this Agreement and its contents, and each Party shall not disclose the same to any other person without the prior written consent of the other Party, other than to its holding company, its directors, key employees and advisers and the directors, employees and advisers of its holding company on a strictly need to know basis or when required under the rules and regulations of the SGX-ST, Nasdaq and other applicable laws or regulations of Singapore, the United States, and Hong Kong.

10.2
Save as provided in this Article 9, no press release or public announcement relating to any matter in this Agreement shall be issued or made by or on behalf of any Party without the written consent of the other Parties, save for any press release or public announcement required under the rules and regulations of the SGX-ST and Nasdaq and other applicable laws or regulations of Singapore and the United States.

10.3
All communication among the Parties, all information and other material supplied to or received by any of them from the other which is either designated confidential or by its nature intended to be confidential, and all information concerning the business transactions or the financial arrangements of the Parties shall be kept confidential by the recipient unless or until it is or part of it is in the public domain (save where such information has become known to the public by reason of any willful or negligent act or omission of the recipient Party or its representatives), whereupon to the extent that it is publicly available, the obligation under this clause shall cease.

10.4
The Parties acknowledge that they shall be entitled to make press releases and announcements on the SGX-ST or Nasdaq relating to the subject matter of the Agreement upon the execution of this Agreement.

10.5
Nothing herein shall in any way restrict or prohibit the Parties from complying with any disclosure obligation prescribed by any relevant applicable law.

11.
NO ASSISGNMENT

None of the Parties may assign or transfer all or part of its rights or obligations under this Agreement without the prior written consent of the other Parties.

12.
TIME OF ESSENCE

Any time or period mentioned in any provision of this Agreement may be extended by mutual agreement between the Parties in writing hereto but as regards any time, date or period originally fixed or any time, date or period so extended as aforesaid, time shall be of the essence.

13.
COSTS AND TAXATION

13.1
Each Party shall bear and be responsible for its respective Costs and Expenses incurred in relation to the negotiation, preparation and implementation of this Agreement.

13.2
Notwithstanding Section 13.1 above, any stamp duty payable on the sale and purchase of the Sale Securities shall be borne by the Purchaser.

13.3
Notwithstanding Section 13.1 above, in the event that Taxation is chargeable pursuant to any of the Transactions contemplated under this Agreement and/or any internal restructuring undertaken by the Target prior to the transactions contemplated under this Agreement, the Taxation shall be borne by the Seller together with any penalty or interest incurred for late payment of such Taxation.

14.
NOTICES

Any notice, communication or demand required to be given, made or served under this Agreement shall be in writing in the English language and delivered by hard or sent by prepaid registered post or by fax or telex to the intended recipient thereof at the following address or fax number or to such other address or fax number as may from time to time be notified (in accordance with this clause) by the relevant Party to the other Party:

Purchaser:	Alset EHome International Inc. Attention: Rongguo Wei Address: 4800 Montgomery Lane, Suite 210 Bethesda, Maryland 20814 Email: ronald@alsetinternational.com
Seller and TP Holdco:	Heng Fai Ambrose Chan Address: 7 Temasek Blvd., # 29-01B, Suntec Tower One, Singapore 038987 Email: fai@alsetinternational.com
LVD:	LiquidValue Development Pte Ltd. Attn: Danny Lim Address: 7 Temasek Blvd., #29-01B, Suntec Tower One, Singapore 038987 Email: danny@alsetinternational.com

APB:	American Pacific Bancorp, Inc. Attention: Rongguo Wei Address: 4800 Montgomery Lane, Suite 210 Bethesda, Maryland 20814 Email: ronald@alsetinternational.com

Any such notice, communication or demand shall be deemed to have been duly served (if given or made by electronic mail) immediately on such transmission or (if given or made by letter) two days after posting and in proving the same, it shall be sufficient to produce the email.

15.
FURTHER ASSURANCE

The Parties shall execute and do and procure all other persons if necessary, to execute and do all such further deeds, assurances, acts and things as may be reasonably required whether before or after Closing so that full effect may be given to the terms and conditions of this Agreement.

16.
SEVERABILITY

The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

17.
COUNTERPARTS

This Agreement may be entered into by the Parties in separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same document. Signatures may be exchanged by facsimile or by electronic mail, in which case it shall be given at the time it left the e-mail gateway of the server of the notice. Each Party agrees to be bound by its own facsimile or email and that it accepts the facsimile or email signature of the other Party.

18.
ENTIRE AGREEMENT AND MODIFICATIONS

18.1
This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated in this Agreement and supersedes all prior oral and written agreements, term sheets, memoranda, understandings, undertakings, representations and warranties between the Parties relating to the subject matter of this Agreement.

18.2
Each Party acknowledges to the other (and shall execute this Agreement and any documents in the agreed form in reliance on such acknowledgement) that it has not been induced to enter into any such documents by nor relied on any representation or warranty other than the representations and/or warranties as contracted herein.

18.3
No amendment or variation of this Agreement shall be effective unless so amended or varied in writing and signed by or on behalf of each of the Parties.

19.
CONTRACTS

Nothing in this Agreement is intended to grant to any third party any right to enforce any term of this Agreement or to confer on any third party any benefits under this Agreement.

20.
GOVERNING LAW AND JURISDICTION

20.1
This Agreement shall be governed by and construed in accordance with the law of the State of New York, the United States.

20.2
Subject to Section 20.3 below, in relation to any legal action or proceeding arising out of or in connection with this Agreement (“Proceedings”), the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts in the State of Maryland and waive any objection to Proceedings in any such court on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

20.3
Notwithstanding Section 20.2 above, submission shall not affect the right of the Purchaser to take Proceedings in any jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude the Purchaser from take Proceedings in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO THE SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

THE PURCHASER

Alset EHome International Inc. (fka, HF Enterprises Inc.)
By: /s/ Ang Hay Kim Name: Ang Hay Kim Title: Director
THE SELLER
Heng Fai Ambrose Chan
By: /s/ Heng Fai Ambrose Chan Name: Heng Fai Ambrose Chan Title: Individual

True Partners International Limited
By: /s/ Heng Fai Ambrose Chan Name: Heng Fai Ambrose Chan Title: Sole Shareholder

LiquidValue Development Pte Ltd.

By: /s/ Heng Fai Ambrose Chan Name: Heng Fai Ambrose Chan Title: Director
American Pacific Bancorp, Inc.
By: /s/ Heng Fai Ambrose Chan Name: Heng Fai Ambrose Chan Title: Chairman of the Board

Disclosure Schedule
Section 5.8 LVD’s and APB’s Real Estate

LVD:
Owned:  None
Leased: None

APB:
Owned: None
Leased: None

Section 5.9 LVD’s and APB’s Intellectual Properties

LVD:
(a)
Owned: None
(b)
Exclusively licensed: None

APB:
(a)
Owned: None
(b)
Exclusively licensed: None

Section 5.10 LVD’s and APB’s Material Contracts

LVD: Not Applicable

APB: Not Applicable

Schedule of Exceptions

Section 4.2 Seller’s Compliance

Not Applicable

Section 4.4 Seller’s Litigation

Not Applicable

Section 5.7 LVD’s and APB’s Litigation

LVD: Not Applicable

APB: Not Applicable

Section 5.9 LVD’s and APB’s Intellectual Properties with Restrictions

LVD: Not Applicable

APB: Not Applicable

Section 6.2 Purchaser’s Compliance

Not Applicable

Annex B

Convertible Promissory Note for Purchase of 2017 Warrants

B-1

Alset EHome International Inc.
(fka, HF Enterprises Inc.)

2% conditional convertible Promissory Note

Principal Amount: $28,363,966.42 U.S. Dollars	Issuance Date: March 12, 2021

FOR VALUE RECEIVED,  (1)    Alset EHome International Inc. (fka, HF Enterprises Inc.), a Delaware company (the “Company”), hereby promise to pay to the order of Heng Fai Ambrose Chan, a Singaporean individual, with his primary residence at 8 Cuscaden Walk, #19-01, Four Seasons Park, Singapore 249692 or his assignee(s) (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, in accordance with the terms hereof, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) accrued from the date set out above as the Issuance Date (the “Issuance Date”) until this convertible promissory note has been paid in full. This convertible promissory note, including all promissory notes issued in exchange, transfer or replacement hereof, is referred to as this “Note”. This Note is delivered pursuant to the terms of that certain Stock Purchase Agreement (the “SPA”) dated as of the Issuance Date by and among the Holder, the Company and certain other entities thereof for the Company’s purchase of Sale Warrants. Certain capitalized terms used herein are defined in Section 21 hereof or the SPA.

1.          PAYMENTS OF PRINCIPAL. Subject to the conversion of the Note as described in Section 5, the Principal Amount and accrued Interest outstanding hereunder shall be payable in full to the Holder on the Maturity Date.

2.           INTEREST; INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note at the rate of two percent (2%) per annum (the “Interest Rate”). Interest shall be calculated from and include the Issuance Date and shall be calculated on an actual/365-day basis. All unpaid interest and Principal Amount shall be due and payable on the Maturity Date.

3.           DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)          the Company’s bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the by a third party, shall not be dismissed within thirty (30) days of their initiation;

1

(ii)          the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their properties, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; or

(iii)          the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days.

(b)          Notice of an Event of Default. As soon as possible and in any event within seven (7) days after the Company becomes aware that an Event of Default as set forth in Section 3(a)(ii)-(iv) has occurred and has not been cured, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

4.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not by amendment of its respective Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

2

5.         PREPAYMENT; CONVERSION.

(a)          Voluntary Prepayment. The Company may prepay the outstanding Principal and accrued but unpaid Interest of this Note at any time before the Maturity Date, in whole or in part, without penalty or prepayment.

(b)         Conversion. Upon the Company’s shareholders’ approval of the conversion of this Note (the “Shareholder Approval”), at any time before the Maturity Date, the Holder may convert the unpaid and outstanding Principal plus any accrued and unpaid Interest into shares of the Company’s common stock (the “Common Stock”) at a conversion price (the “Conversion Price”) of $5.59 per share, subject to certain adjustments as set forth in Section 5(d). For clarification purposes, prior to or without the Shareholder Approval, this Note is and shall remain non-convertible and will be due and payable in cash by the Company on the Maturity Date if the Company has not obtained the Shareholder Approval by the Maturity Date.

(c)          Mechanics of Conversion.

i.           Delivery of Conversion Stock Upon Conversion. Not later than seven (7) Business Days (the “Share Delivery Date”) after receiving a conversion notice substantially in a form attached herein as Exhibit 1, the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Stock or a share report of the Holder reflecting the issuance of Conversion Stock being acquired upon the conversion of this Note, in whole or in part.

ii.           Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(d)          Certain Adjustments.

i.           Stock Splits. If the Company, at any time while this Note is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

3

ii.           Notice of Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 5(d), the Company or the Company shall promptly deliver to each Holder a notice setting forth the new Conversion Price with three (3) Business Days after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to provide such notice shall not constitute an Event of Default.

6.           COVENANTS. Until so long as no Principal or accrued but unpaid Interest remains outstanding:

(a)          Preservation of Existence. The Company shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by the Company or in which the transaction of its business makes such qualification necessary.

(b)         Public Filings. The Company shall use its best efforts to maintain its periodic filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and keep its Common Stock listed on the Nasdaq Stock Market or another United States stock exchange market.

  7.          BENEFICIAL OWNERSHIP. In the event that the Holder’s Beneficial Ownership (as defined below) of the Company’s Common Stock reaches 5.00% or more, as a result of the Conversion or others, the Holder has agreed to coordinate with the Company to file certain disclosure documents as required by Section 13(d) of the 1934 Securities Exchange Act, as amended.  For purposes of this Section 7, the Holder’s Beneficial Ownership shall mean the number of shares of Common Stock beneficially owned by the Holder and its Affiliates, as defined and calculated in accordance with Section 13(d) of the 1934 Securities Exchange Act and the rules and regulations promulgated thereunder.

8.           AMENDMENTS. No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

9.          RESTRICTIONS ON TRANSFER. This Note may not be offered, sold, assigned or transferred by the Holder without the explicit written consent of the Company, which may be granted or withheld at the sole discretion of the Company.

4

10.          REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred with the Company’s approval as provided in Section 9, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 10(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 10(c)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of prepayment or conversion of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)           Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 10(c)) representing the outstanding Principal.

(c)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 10(a), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, from the Issuance Date.

11.          REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.

5

12.          LEGEND. The Holder understands and agrees that the Conversion Stock upon issuance shall be restrictive and, if represented by a certificate(s), shall bear substantially the following legend until (i) such Conversion Stock shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Conversion Stock may be sold in reliance on an available exemption without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

13.          CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

14.          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15.          NOTICES; CURRENCY; PAYMENTS.

(a)          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:                Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: Rongguo Wei

6

With another copy
(which shall not constitute
Notice) to:                           Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Facsimile: 212-930-9725
Attn: Darrin M. Ocasio

To Holder:                          Heng Fai Ambrose Chan
7 Temasek Blvd., # 29-01B
Suntec Tower One
Singapore 038987
Attention: Heng Fai Ambrose Chan

(b)          Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars.

(c)          Payments. The Company will make all payments of Principal and Interest under this Note by wire transfer of immediately available funds to the bank account specified by the Holder in written notice delivered to the Company on or before the Maturity Date.

16.        CANCELLATION. After all Principal, accrued Interest, and other amounts at any time owed on this Note have been paid in full or converted in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.         WAIVER OF JURY TRIAL. Each party hereby waives its right to a jury trial in connection with any suit, action or proceeding in connection with any matter relating to this Note.

18.         GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

19.        ATTORNEY FEES AND COSTS OF COLLECTION. With respect to any dispute relating to this Note, or in the event that a suit, action, arbitration, or other proceeding of any nature whatsoever is instituted to collect the amounts due under the Note or to interpret or enforce the provisions of this Agreement, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law or any action, suit, arbitration, or other proceeding seeking a declaration of rights or rescission, the prevailing party will be entitled to recover from the losing party its reasonable attorney fees, paralegal fees, expert fees, and all other fees, costs, and expenses, including costs of collection, actually incurred and reasonably necessary in connection therewith, as determined by the judge or arbitrator at trial, arbitration, or other proceeding, or on any appeal or review, in addition to all other amounts provided by law.

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20.          MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

21.          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b)  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)  “Maturity Date” shall mean three (3) years from the Issuance Date.

(d)  “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

(e)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(f)  “Transaction Documents” means, collectively, the Note, the SPA and any other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated by the SPA, as may be amended from time to time.

[signature page follows]

8

[SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE]

IN WITNESS WHEREOF, the Company have caused this Note to be duly executed as of the Issuance Date set out above.

COMPANY: Alset EHome International Inc. a Delaware corporation
By: /s/ Ang Hay Kim Name: Ang Hay Kim Title: Director

9

EXHIBIT 1
Form of Conversion Notice

Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: [ ]

The undersigned hereby elects to convert certain outstanding amount as set forth below of the Convertible Promissory Note of Alset EHome International Inc., a Delaware corporation (the “Company”), issuance date March [ ], 2021, into shares of common stock (the “Common Stock”) of the Company, according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company and Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Principal Amount of Note to be Converted: $[      ] USD

The Amount of Interest of the Note to be Converted: $[      ] USD
Conversion Price per Share after adjustment: $[      ] USD

Number of Shares of Common Stock to be Issued upon Conversion: ________

Signature:

Name (Print):

Mailing Address:
Phone number:
Email:
Date:

10

Annex C

Convertible Promissory Note for Purchase of LVD Shares

C-1

Alset EHome International Inc.
(fka, HF Enterprises Inc.)

2% conditional convertible Promissory Note

Principal Amount: $173,394.87 U.S. Dollars	Issuance Date: March 12, 2021

FOR VALUE RECEIVED,  (1)   Alset EHome International Inc. (fka, HF Enterprises Inc.), a Delaware company (the “Company”), hereby promise to pay to the order of Heng Fai Ambrose Chan, a Singaporean individual, with his primary residence at 8 Cuscaden Walk, #19-01, Four Seasons Park, Singapore 249692 or his assignee(s) (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, in accordance with the terms hereof, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) accrued from the date set out above as the Issuance Date (the “Issuance Date”) until this convertible promissory note has been paid in full. This convertible promissory note, including all promissory notes issued in exchange, transfer or replacement hereof, is referred to as this “Note”. This Note is delivered pursuant to the terms of that certain Stock Purchase Agreement (the “SPA”) dated as of the Issuance Date by and among the Holder, the Company and certain other entities thereof for the Company’s purchase of LVD Shares. Certain capitalized terms used herein are defined in Section 21 hereof or the SPA.

1.         PAYMENTS OF PRINCIPAL. Subject to the conversion of the Note as described in Section 5, the Principal Amount and accrued Interest outstanding hereunder shall be payable in full to the Holder on the Maturity Date.

2.         INTEREST; INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note at the rate of two percent (2%) per annum (the “Interest Rate”). Interest shall be calculated from and include the Issuance Date and shall be calculated on an actual/365-day basis. All unpaid interest and Principal Amount shall be due and payable on the Maturity Date.

3.          DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)          the Company’s bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the by a third party, shall not be dismissed within thirty (30) days of their initiation;

1

(ii)          the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their properties, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; or

(iii)          the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days.

(b)          Notice of an Event of Default. As soon as possible and in any event within seven (7) days after the Company becomes aware that an Event of Default as set forth in Section 3(a)(ii)-(iv) has occurred and has not been cured, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

4.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not by amendment of its respective Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

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5.         PREPAYMENT; CONVERSION.

(a)          Voluntary Prepayment. The Company may prepay the outstanding Principal and accrued but unpaid Interest of this Note at any time before the Maturity Date, in whole or in part, without penalty or prepayment.

(b)         Conversion. Upon the Company’s shareholders’ approval of the conversion of this Note (the “Shareholder Approval”), at any time before the Maturity Date, the Holder may convert the unpaid and outstanding Principal plus any accrued and unpaid Interest into shares of the Company’s common stock (the “Common Stock”) at a conversion price (the “Conversion Price”) of $5.59 per share, subject to certain adjustments as set forth in Section 5(d). For clarification purposes, prior to or without the Shareholder Approval, this Note is and shall remain non-convertible and will be due and payable in cash by the Company on the Maturity Date if the Company has not obtained the Shareholder Approval by the Maturity Date.

(c)          Mechanics of Conversion.

i.           Delivery of Conversion Stock Upon Conversion. Not later than seven (7) Business Days (the “Share Delivery Date”) after receiving a conversion notice substantially in a form attached herein as Exhibit 1, the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Stock or a share report of the Holder reflecting the issuance of Conversion Stock being acquired upon the conversion of this Note, in whole or in part.

ii.           Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(d)          Certain Adjustments.

i.           Stock Splits. If the Company, at any time while this Note is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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ii.           Notice of Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 5(d), the Company or the Company shall promptly deliver to each Holder a notice setting forth the new Conversion Price with three (3) Business Days after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to provide such notice shall not constitute an Event of Default.

6.           COVENANTS. Until so long as no Principal or accrued but unpaid Interest remains outstanding:

(a)          Preservation of Existence. The Company shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by the Company or in which the transaction of its business makes such qualification necessary.

(b)          Public Filings. The Company shall use its best efforts to maintain its periodic filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and keep its Common Stock listed on the Nasdaq Stock Market or another United States stock exchange market.

  7.         BENEFICIAL OWNERSHIP. In the event that the Holder’s Beneficial Ownership (as defined below) of the Company’s Common Stock reaches 5.00% or more, as a result of the Conversion or others, the Holder has agreed to coordinate with the Company to file certain disclosure documents as required by Section 13(d) of the 1934 Securities Exchange Act, as amended.  For purposes of this Section 7, the Holder’s Beneficial Ownership shall mean the number of shares of Common Stock beneficially owned by the Holder and its Affiliates, as defined and calculated in accordance with Section 13(d) of the 1934 Securities Exchange Act and the rules and regulations promulgated thereunder.

8.            AMENDMENTS. No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

9.          RESTRICTIONS ON TRANSFER. This Note may not be offered, sold, assigned or transferred by the Holder without the explicit written consent of the Company, which may be granted or withheld at the sole discretion of the Company.

4

10.          REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred with the Company’s approval as provided in Section 9, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 10(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 10(c)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of prepayment or conversion of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 10(c)) representing the outstanding Principal.

(c)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 10(a), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, from the Issuance Date.

11.          REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.

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12.          LEGEND. The Holder understands and agrees that the Conversion Stock upon issuance shall be restrictive and, if represented by a certificate(s), shall bear substantially the following legend until (i) such Conversion Stock shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Conversion Stock may be sold in reliance on an available exemption without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

13.         CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

14.          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15.          NOTICES; CURRENCY; PAYMENTS.

(a)          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:                Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: Rongguo Wei

6

With another copy
(which shall not constitute
Notice) to:                          Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Facsimile: 212-930-9725
Attn: Darrin M. Ocasio

To Holder:                          Heng Fai Ambrose Chan
7 Temasek Blvd., # 29-01B
Suntec Tower One
Singapore 038987
Attention: Heng Fai Ambrose Chan

 (b)          Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars.

(c)          Payments. The Company will make all payments of Principal and Interest under this Note by wire transfer of immediately available funds to the bank account specified by the Holder in written notice delivered to the Company on or before the Maturity Date.

16.          CANCELLATION. After all Principal, accrued Interest, and other amounts at any time owed on this Note have been paid in full or converted in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.          WAIVER OF JURY TRIAL. Each party hereby waives its right to a jury trial in connection with any suit, action or proceeding in connection with any matter relating to this Note.

18.          GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

19.          ATTORNEY FEES AND COSTS OF COLLECTION. With respect to any dispute relating to this Note, or in the event that a suit, action, arbitration, or other proceeding of any nature whatsoever is instituted to collect the amounts due under the Note or to interpret or enforce the provisions of this Agreement, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law or any action, suit, arbitration, or other proceeding seeking a declaration of rights or rescission, the prevailing party will be entitled to recover from the losing party its reasonable attorney fees, paralegal fees, expert fees, and all other fees, costs, and expenses, including costs of collection, actually incurred and reasonably necessary in connection therewith, as determined by the judge or arbitrator at trial, arbitration, or other proceeding, or on any appeal or review, in addition to all other amounts provided by law.

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20.          MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

21.          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b)  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)  “Maturity Date” shall mean three (3) years from the Issuance Date.

(d)  “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

(e)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(f)  “Transaction Documents” means, collectively, the Note, the SPA and any other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated by the SPA, as may be amended from time to time.

[signature page follows]

8

[SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE]

IN WITNESS WHEREOF, the Company have caused this Note to be duly executed as of the Issuance Date set out above.

COMPANY: Alset EHome International Inc. a Delaware corporation
By: /s/ Ang Hay Kim Name: Ang Hay Kim Title: Director

9

EXHIBIT 1
Form of Conversion Notice

Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: [ ]

The undersigned hereby elects to convert certain outstanding amount as set forth below of the Convertible Promissory Note of Alset EHome International Inc., a Delaware corporation (the “Company”), issuance date March [ ], 2021, into shares of common stock (the “Common Stock”) of the Company, according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company and Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Principal Amount of Note to be Converted: $[      ] USD

The Amount of Interest of the Note to be Converted: $[      ] USD
Conversion Price per Share after adjustment: $[      ] USD

Number of Shares of Common Stock to be Issued upon Conversion: ________

Signature:

Name (Print):

Mailing Address:
Phone number:
Email:
Date:

10

Annex D

Convertible Promissory Note for Purchase of True Partners Shares

D-1

Alset EHome International Inc.
(fka, HF Enterprises Inc.)

2% conditional convertible Promissory Note

Principal Amount: $6,729,629.29 U.S. Dollars	Issuance Date: March 12, 2021

FOR VALUE RECEIVED,  (1)    Alset EHome International Inc. (fka, HF Enterprises Inc.), a Delaware company (the “Company”), hereby promise to pay to the order of Heng Fai Ambrose Chan, a Singaporean individual, with his primary residence at 8 Cuscaden Walk, #19-01, Four Seasons Park, Singapore 249692 or his assignee(s) (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, in accordance with the terms hereof, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) accrued from the date set out above as the Issuance Date (the “Issuance Date”) until this convertible promissory note has been paid in full. This convertible promissory note, including all promissory notes issued in exchange, transfer or replacement hereof, is referred to as this “Note”. This Note is delivered pursuant to the terms of that certain Stock Purchase Agreement (the “SPA”) dated as of the Issuance Date by and among the Holder, the Company and certain other entities thereof for the Company’s purchase of True Partners Shares. Certain capitalized terms used herein are defined in Section 21 hereof or the SPA.

1.          PAYMENTS OF PRINCIPAL. Subject to the conversion of the Note as described in Section 5, the Principal Amount and accrued Interest outstanding hereunder shall be payable in full to the Holder on the Maturity Date.

2.           INTEREST; INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note at the rate of two percent (2%) per annum (the “Interest Rate”). Interest shall be calculated from and include the Issuance Date and shall be calculated on an actual/365-day basis. All unpaid interest and Principal Amount shall be due and payable on the Maturity Date.

3.            DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)          the Company’s bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the by a third party, shall not be dismissed within thirty (30) days of their initiation;

1

(ii)          the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their properties, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; or

(iii)          the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days.

(b)          Notice of an Event of Default. As soon as possible and in any event within seven (7) days after the Company becomes aware that an Event of Default as set forth in Section 3(a)(ii)-(iv) has occurred and has not been cured, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

4.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not by amendment of its respective Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

2

5.          PREPAYMENT; CONVERSION.

(a)          Voluntary Prepayment. The Company may prepay the outstanding Principal and accrued but unpaid Interest of this Note at any time before the Maturity Date, in whole or in part, without penalty or prepayment.

(b)         Conversion. Upon the Company’s shareholders’ approval of the conversion of this Note (the “Shareholder Approval”), at any time before the Maturity Date, the Holder may convert the unpaid and outstanding Principal plus any accrued and unpaid Interest into shares of the Company’s common stock (the “Common Stock”) at a conversion price (the “Conversion Price”) of $5.59 per share, subject to certain adjustments as set forth in Section 5(d). For clarification purposes, prior to or without the Shareholder Approval, this Note is and shall remain non-convertible and will be due and payable in cash by the Company on the Maturity Date if the Company has not obtained the Shareholder Approval by the Maturity Date.

(c)          Mechanics of Conversion.

i.           Delivery of Conversion Stock Upon Conversion. Not later than seven (7) Business Days (the “Share Delivery Date”) after receiving a conversion notice substantially in a form attached herein as Exhibit 1, the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Stock or a share report of the Holder reflecting the issuance of Conversion Stock being acquired upon the conversion of this Note, in whole or in part.

ii.          Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(d)          Certain Adjustments.

i.           Stock Splits. If the Company, at any time while this Note is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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ii.           Notice of Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 5(d), the Company or the Company shall promptly deliver to each Holder a notice setting forth the new Conversion Price with three (3) Business Days after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to provide such notice shall not constitute an Event of Default.

6.           COVENANTS. Until so long as no Principal or accrued but unpaid Interest remains outstanding:

(a)          Preservation of Existence. The Company shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by the Company or in which the transaction of its business makes such qualification necessary.

(b)         Public Filings. The Company shall use its best efforts to maintain its periodic filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and keep its Common Stock listed on the Nasdaq Stock Market or another United States stock exchange market.

  7.          BENEFICIAL OWNERSHIP. In the event that the Holder’s Beneficial Ownership (as defined below) of the Company’s Common Stock reaches 5.00% or more, as a result of the Conversion or others, the Holder has agreed to coordinate with the Company to file certain disclosure documents as required by Section 13(d) of the 1934 Securities Exchange Act, as amended.  For purposes of this Section 7, the Holder’s Beneficial Ownership shall mean the number of shares of Common Stock beneficially owned by the Holder and its Affiliates, as defined and calculated in accordance with Section 13(d) of the 1934 Securities Exchange Act and the rules and regulations promulgated thereunder.

8.           AMENDMENTS. No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

9.          RESTRICTIONS ON TRANSFER. This Note may not be offered, sold, assigned or transferred by the Holder without the explicit written consent of the Company, which may be granted or withheld at the sole discretion of the Company.

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10.          REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred with the Company’s approval as provided in Section 9, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 10(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 10(c)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of prepayment or conversion of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 10(c)) representing the outstanding Principal.

(c)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 10(a), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, from the Issuance Date.

11.          REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.

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12.          LEGEND. The Holder understands and agrees that the Conversion Stock upon issuance shall be restrictive and, if represented by a certificate(s), shall bear substantially the following legend until (i) such Conversion Stock shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Conversion Stock may be sold in reliance on an available exemption without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

13.         CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

14.          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15.          NOTICES; CURRENCY; PAYMENTS.

(a)          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:                Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: Rongguo Wei

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With another copy
(which shall not constitute
Notice) to:                           Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Facsimile: 212-930-9725
Attn: Darrin M. Ocasio

To Holder:                          Heng Fai Ambrose Chan
7 Temasek Blvd., # 29-01B
Suntec Tower One
Singapore 038987
Attention: Heng Fai Ambrose Chan

(b)          Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars.

(c)          Payments. The Company will make all payments of Principal and Interest under this Note by wire transfer of immediately available funds to the bank account specified by the Holder in written notice delivered to the Company on or before the Maturity Date.

16.        CANCELLATION. After all Principal, accrued Interest, and other amounts at any time owed on this Note have been paid in full or converted in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.          WAIVER OF JURY TRIAL. Each party hereby waives its right to a jury trial in connection with any suit, action or proceeding in connection with any matter relating to this Note.

18.          GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

19.         ATTORNEY FEES AND COSTS OF COLLECTION. With respect to any dispute relating to this Note, or in the event that a suit, action, arbitration, or other proceeding of any nature whatsoever is instituted to collect the amounts due under the Note or to interpret or enforce the provisions of this Agreement, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law or any action, suit, arbitration, or other proceeding seeking a declaration of rights or rescission, the prevailing party will be entitled to recover from the losing party its reasonable attorney fees, paralegal fees, expert fees, and all other fees, costs, and expenses, including costs of collection, actually incurred and reasonably necessary in connection therewith, as determined by the judge or arbitrator at trial, arbitration, or other proceeding, or on any appeal or review, in addition to all other amounts provided by law.

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20.         MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

21.          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b)  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)  “Maturity Date” shall mean three (3) years from the Issuance Date.

(d)  “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

(e)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(f)  “Transaction Documents” means, collectively, the Note, the SPA and any other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated by the SPA, as may be amended from time to time.

[signature page follows]

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[SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE]

IN WITNESS WHEREOF, the Company have caused this Note to be duly executed as of the Issuance Date set out above.

COMPANY: Alset EHome International Inc. a Delaware corporation
By: /s/ Ang Hay Kim Name: Ang Hay Kim Title: Director

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EXHIBIT 1
Form of Conversion Notice

Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: [ ]

The undersigned hereby elects to convert certain outstanding amount as set forth below of the Convertible Promissory Note of Alset EHome International Inc., a Delaware corporation (the “Company”), issuance date March [ ], 2021, into shares of common stock (the “Common Stock”) of the Company, according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company and Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Principal Amount of Note to be Converted: $[      ] USD

The Amount of Interest of the Note to be Converted: $[      ] USD
Conversion Price per Share after adjustment: $[      ] USD

Number of Shares of Common Stock to be Issued upon Conversion: ________

Signature:

Name (Print):

Mailing Address:
Phone number:
Email:
Date:

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Annex E

Convertible Promissory Note for Purchase of APB Shares

E-1

Alset EHome International Inc.
(fka, HF Enterprises Inc.)

2% conditional convertible Promissory Note

Principal Amount: $28,653,138.00 U.S. Dollars	Issuance Date: March 12, 2021

FOR VALUE RECEIVED,  (1)  Alset EHome International Inc. (fka, HF Enterprises Inc.), a Delaware company (the “Company”), hereby promise to pay to the order of Heng Fai Ambrose Chan, a Singaporean individual, with his primary residence at 8 Cuscaden Walk, #19-01, Four Seasons Park, Singapore 249692 or his assignee(s) (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, in accordance with the terms hereof, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) accrued from the date set out above as the Issuance Date (the “Issuance Date”) until this convertible promissory note has been paid in full. This convertible promissory note, including all promissory notes issued in exchange, transfer or replacement hereof, is referred to as this “Note”. This Note is delivered pursuant to the terms of that certain Stock Purchase Agreement (the “SPA”) dated as of the Issuance Date by and among the Holder, the Company and certain other entities thereof for the Company’s purchase of APB Shares. Certain capitalized terms used herein are defined in Section 21 hereof or the SPA.

1.          PAYMENTS OF PRINCIPAL. Subject to the conversion of the Note as described in Section 5, the Principal Amount and accrued Interest outstanding hereunder shall be payable in full to the Holder on the Maturity Date.

2.           INTEREST; INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note at the rate of two percent (2%) per annum (the “Interest Rate”). Interest shall be calculated from and include the Issuance Date and shall be calculated on an actual/365-day basis. All unpaid interest and Principal Amount shall be due and payable on the Maturity Date.

3.           DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)          the Company’s bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the by a third party, shall not be dismissed within thirty (30) days of their initiation;

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(ii)          the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their properties, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; or

(iii)          the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days.

(b)          Notice of an Event of Default. As soon as possible and in any event within seven (7) days after the Company becomes aware that an Event of Default as set forth in Section 3(a)(ii)-(iv) has occurred and has not been cured, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

4.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not by amendment of its respective Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

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5.        PREPAYMENT; CONVERSION.

(a)          Voluntary Prepayment. The Company may prepay the outstanding Principal and accrued but unpaid Interest of this Note at any time before the Maturity Date, in whole or in part, without penalty or prepayment.

(b)          Conversion. Upon the Company’s shareholders’ approval of the conversion of this Note (the “Shareholder Approval”), at any time before the Maturity Date, the Holder may convert the unpaid and outstanding Principal plus any accrued and unpaid Interest into shares of the Company’s common stock (the “Common Stock”) at a conversion price (the “Conversion Price”) of $5.59 per share, subject to certain adjustments as set forth in Section 5(d). For clarification purposes, prior to or without the Shareholder Approval, this Note is and shall remain non-convertible and will be due and payable in cash by the Company on the Maturity Date if the Company has not obtained the Shareholder Approval by the Maturity Date.

(c)          Mechanics of Conversion.

i.           Delivery of Conversion Stock Upon Conversion. Not later than seven (7) Business Days (the “Share Delivery Date”) after receiving a conversion notice substantially in a form attached herein as Exhibit 1, the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Stock or a share report of the Holder reflecting the issuance of Conversion Stock being acquired upon the conversion of this Note, in whole or in part.

ii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(d)          Certain Adjustments.

i.           Stock Splits. If the Company, at any time while this Note is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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ii.           Notice of Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 5(d), the Company or the Company shall promptly deliver to each Holder a notice setting forth the new Conversion Price with three (3) Business Days after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to provide such notice shall not constitute an Event of Default.

6.           COVENANTS. Until so long as no Principal or accrued but unpaid Interest remains outstanding:

(a)          Preservation of Existence. The Company shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by the Company or in which the transaction of its business makes such qualification necessary.

(b)          Public Filings. The Company shall use its best efforts to maintain its periodic filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and keep its Common Stock listed on the Nasdaq Stock Market or another United States stock exchange market.

  7.          BENEFICIAL OWNERSHIP. In the event that the Holder’s Beneficial Ownership (as defined below) of the Company’s Common Stock reaches 5.00% or more, as a result of the Conversion or others, the Holder has agreed to coordinate with the Company to file certain disclosure documents as required by Section 13(d) of the 1934 Securities Exchange Act, as amended.  For purposes of this Section 7, the Holder’s Beneficial Ownership shall mean the number of shares of Common Stock beneficially owned by the Holder and its Affiliates, as defined and calculated in accordance with Section 13(d) of the 1934 Securities Exchange Act and the rules and regulations promulgated thereunder.

8.            AMENDMENTS. No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

9.          RESTRICTIONS ON TRANSFER. This Note may not be offered, sold, assigned or transferred by the Holder without the explicit written consent of the Company, which may be granted or withheld at the sole discretion of the Company.

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10.          REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred with the Company’s approval as provided in Section 9, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 10(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 10(c)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of prepayment or conversion of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 10(c)) representing the outstanding Principal.

(c)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 10(a), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, from the Issuance Date.

11.          REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.

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12.          LEGEND. The Holder understands and agrees that the Conversion Stock upon issuance shall be restrictive and, if represented by a certificate(s), shall bear substantially the following legend until (i) such Conversion Stock shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Conversion Stock may be sold in reliance on an available exemption without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

13.          CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

14.          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15.          NOTICES; CURRENCY; PAYMENTS.

(a)          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:                Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: Rongguo Wei

6

With another copy
(which shall not constitute
Notice) to:                          Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Facsimile: 212-930-9725
Attn: Darrin M. Ocasio

To Holder:                          Heng Fai Ambrose Chan
7 Temasek Blvd., # 29-01B
Suntec Tower One
Singapore 038987
Attention: Heng Fai Ambrose Chan

(b)          Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars.

(c)          Payments. The Company will make all payments of Principal and Interest under this Note by wire transfer of immediately available funds to the bank account specified by the Holder in written notice delivered to the Company on or before the Maturity Date.

16.        CANCELLATION. After all Principal, accrued Interest, and other amounts at any time owed on this Note have been paid in full or converted in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.          WAIVER OF JURY TRIAL. Each party hereby waives its right to a jury trial in connection with any suit, action or proceeding in connection with any matter relating to this Note.

18.          GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

19.         ATTORNEY FEES AND COSTS OF COLLECTION. With respect to any dispute relating to this Note, or in the event that a suit, action, arbitration, or other proceeding of any nature whatsoever is instituted to collect the amounts due under the Note or to interpret or enforce the provisions of this Agreement, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law or any action, suit, arbitration, or other proceeding seeking a declaration of rights or rescission, the prevailing party will be entitled to recover from the losing party its reasonable attorney fees, paralegal fees, expert fees, and all other fees, costs, and expenses, including costs of collection, actually incurred and reasonably necessary in connection therewith, as determined by the judge or arbitrator at trial, arbitration, or other proceeding, or on any appeal or review, in addition to all other amounts provided by law.

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20.          MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

21.          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b)  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)  “Maturity Date” shall mean three (3) years from the Issuance Date.

(d)  “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

(e)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(f)  “Transaction Documents” means, collectively, the Note, the SPA and any other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated by the SPA, as may be amended from time to time.

[signature page follows]

8

[SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE]

IN WITNESS WHEREOF, the Company have caused this Note to be duly executed as of the Issuance Date set out above.

COMPANY: Alset EHome International Inc. a Delaware corporation
By: /s/ Ang Hay Kim Name: Ang Hay Kim Title: Director

9

EXHIBIT 1
Form of Conversion Notice

Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn: [ ]

The undersigned hereby elects to convert certain outstanding amount as set forth below of the Convertible Promissory Note of Alset EHome International Inc., a Delaware corporation (the “Company”), issuance date March [ ], 2021, into shares of common stock (the “Common Stock”) of the Company, according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company and Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Principal Amount of Note to be Converted: $[      ] USD

The Amount of Interest of the Note to be Converted: $[      ] USD
Conversion Price per Share after adjustment: $[      ] USD

Number of Shares of Common Stock to be Issued upon Conversion: ________

Signature:

Name (Print):

Mailing Address:
Phone number:
Email:
Date:

10

Annex F

Amendment to the Third Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ALSET EHOME INTERNATIONAL INC.

Alset EHome International Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Third Amended and Restated Certificate of Incorporation originally filed with the Secretary of State on July 7, 2020 (the “Amended and Restated Certificate of Incorporation”).

2. Article IV, Section 4.1 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

4.1 Authorized Capital Stock. The aggregate number of shares of capital stock that the Corporation is authorized to issue is Two Hundred and Seventy-Five Million (275,000,000), of which Two Hundred and Fifty Million (250,000,000) shares are common stock having a par value of $0.001 per share (the “Common Stock”), and Twenty-Five Million (25,000,000) shares are preferred stock having a par value of $0.001 per share (the “Preferred Stock”).

3. This amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned on this [*] day of [*], 2021.

By
Chan Heng Fai Chief Executive Officer and Chairman of the Board

F-1

Annex G

Unaudited Pro Forma Combined Financial Statements of Alset EHome International Inc. for the years ended December 31, 2020 and December 31 2019

G-1

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On March 12, 2021, the Company entered into a Securities Purchase Agreement (the “SPA”) with Chan Heng Fai, the founder, Chairman and Chief Executive Officer of the Company, for four proposed transactions, consisting of (i) purchase of certain warrants (the “Warrants”) to purchase 1,500,000,000 shares of Alset International Limited (“Alset International”), which was valued at $28,363,966; (ii) purchase of all of the issued and outstanding stock of LiquidValue Development Pte Ltd. (“LVD”), which was valued at $173,395; (iii) purchase of 62,122,908 ordinary shares in True Partners Capital Holding Limited (HKG: 8657) (“True Partners”), which was valued at $6,729,629; and (iv) purchase of 4,775,523 shares of the common stock of American Pacific Bancorp Inc. (“APB”), which was valued at $28,653,138. The total amount of above four transactions was $63,920,129, payable on the Closing Date by the Company, in four convertible promissory notes (collectively, the “Alset CPNs”). Subject to the approval of the Company’s shareholders, the Alset CPNs shall be convertible into shares of the Company’s common stock, par value $0.001 per share, at a conversion price equal of $5.59 per share. This conversion price is equivalent to the average of the five closing share prices of the Company’s common stock preceding January 4, 2021, as quoted by Bloomberg L.P.

The following unaudited pro forma combined financial statements were prepared by applying certain pro forma adjustments to the historical financial statements of the Company. The pro forma adjustments give effect to the four transactions described above.

The unaudited pro forma combined statements of operations for our fiscal years ended December 31, 2020 and 2019, respectively, give effect to the four transactions as if they had occurred on January 1st of each year.

We determined that the four transactions described above were transactions between entities under common control, similar to a pooling of interest under APB Opinion 16. FASB ASC Topic 805, Business Combinations (“ASC 805”) provides guidance to present financial statements.

These unaudited pro forma consolidated financial statements do not purport to represent what our results of operations or financial condition would have been had the four transactions actually occurred on the assumed dates, nor do they purport to project our results of operations or financial condition for any future period or future date. You should read these unaudited pro forma combined financial statements in conjunction with the historical financial statements, including the related notes.

Unaudited Pro Forma Consolidated Statements of Operations and Other Comprehensive Loss
For the Years Ended December 31, 2020 and 2019
(Expressed in U.S. Dollars, except number of shares)

	Alset EHome International 2020	American Pacific Bancorp 2020	Pro Forma Adjustments *	Pro Forma 2020	Alset EHome International 2019	American Pacific Bancorp 2019	Pro Forma Adjustments *	Pro Forma 2019
Revenue	(Audited)	(Audited)		(Unaudited)	(Audited)	(Audited)		(Unaudited)
Property Sales	$13,643,689	$-		$13,643,689	$22,855,446	$-		$22,855,446
Biohealth Product Sales	2,594,511	-		2,594,511	1,371,298	-		1,371,298
Others	-	-		-	31,209	-		31,209
Total Revenue	16,238,200	-		16,238,200	24,257,953	-		24,257,953
Operating Expenses
Cost of Sales	12,085,574	-		12,085,574	19,968,757	-		19,968,757
General and Administrative	5,843,067	369,882	261,739	6,474,688	5,860,144	347,489	232,266	6,439,899
Inventory Written Off	-	-		-	141,265	-		141,265
Impairment of Real Estate	-	-		-	5,230,828	-		5,230,828
Other Operating Expenses	-	-	600,270	600,270	-	-	327,477	327,477
Total Operating Expenses	17,928,641	369,882		19,160,532	31,200,994	347,489		32,108,226
				-
Operating Losses From Continuing Operations	(1,690,441)	(369,882)		(2,922,332)	(6,943,041)	(347,489)		(7,850,273)

Other Income (Expense)
Interest Income	16,321	49,020		65,341	52,145	48,582		100,727
Interest Expense	(147,640)	-		(147,640)	(372,902)	-		(372,902)
Gain on Disposal of Subsidiary	-	-		-	299,255	-		299,255
Net Gain in the Unconsolidated Period	61,346	-		61,346	-	-		-
Foreign Exchange Transaction Loss	(354,392)	-		(354,392)	(341,415)	-		(341,415)
Unrealized Gain (Loss) on Securities Investment	(1,750,454)	55,788	(1,978,434)	(3,673,100)	320,032	(123,663)		196,369
Realized Gain on Securities Investment	1,115	-		1,115	7,944	-		7,944
Loss on Investment on Security by Equity Method	(227,643)	-		(227,643)	-	-		-
Other Expense		(73,041)		(73,041)	-	-		-
Other Income	119,334	2,581	543,490	665,405	17,414	1,490	115	19,019
Total Other Income (Expense), Net	(2,282,013)	34,348		(3,682,609)	(17,527)	(73,591)		(91,003)

Net Loss from Continuing Operations Before Income Taxes	(3,972,454)	(335,534)		(6,604,941)	(6,960,568)	(421,080)		(7,941,276)
				-
Income Tax Expense from Continuing Operations	(8,543)	-		(8,543)	(431,388)	-		(431,388)

Net Loss Income from Continuing Operations	(3,980,997)	(335,534)		(6,613,484)	(7,391,956)	(421,080)		(8,372,664)

Loss from Discontinued Operations, Net of Tax	(417,438)	-		(417,438)	(661,472)	-		(661,472)
Net Loss	(4,398,435)	(335,534)		(7,030,922)	(8,053,428)	(421,080)		(9,034,136)

Net Loss Attributable to Non-Controlling Interest	(1,881,559)		(45,498)	(1,927,057)	(2,822,963)		(57,098)	(2,880,061)

Net Loss Income Attributable to Common Stockholders	$(2,516,876)			$(5,103,865)	$(5,230,465)			$(6,154,075)

Other Comprehensive Income (Loss), Net
Unrealized Gain on Securities Investment	19,486			19,486	(55,213)			(55,213)
Foreign Currency Translation Adjustment	1,148,898			1,148,898	10,028			10,028
Comprehensive Loss	(3,230,051)			(5,862,538)	(8,098,613)			(9,079,321)

Comprehensive Loss Attributable to Non-controlling Interests	(1,314,761)		(45,498)	(1,360,259)	(2,836,998)		(57,098)	(2,894,096)

Comprehensive Loss Attributable to Common Stockholders	$(1,915,290)			$(4,502,279)	$(5,261,615)			$(6,185,225)

Net Income (Loss) Per Share - Basic and Diluted
Continuing Operations	$(0.27)			$(0.57)	$(0.47)			$(0.57)
Discontinued Operations	$(0.03)			$(0.04)	$(0.05)			$(0.05)
Net Loss Per Common Share	$(0.30)			$(0.61)	$(0.52)			$(0.61)

Weighted Average Common Shares Outstanding - Basic and Diluted	8,352,425			8,352,425	10,001,000			10,001,000

Unaudited Pro Forma Consolidated Balance Sheets

	Alset EHome International as Reported December 31, 2020	American Pacific Bancorp as Reported December 31, 2020 (1)	Pro Forma Adjustments *	Pro Forma December 31, 2020	Alset EHome International as Reported December 31, 2019	American Pacific Bancorp as Reported December 31, 2019 (1)	Pro Forma Adjustments *	Pro Forma December 31, 2019
Assets:	(Audited)	(Audited)	(Unaudited)	(Unaudited)	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Current Assets:
Cash	$22,124,491	$1,848,455	$492,977	$24,465,923	$2,774,587	$449,115	$257,437	$3,481,139
Restricted Cash	6,769,533	-		6,769,533	4,447,678	-		4,447,678
Account Receivables, Net	1,366,194	-		1,366,194	170,442	-		170,442
Other Receivables	270,222	279,177	95,177	644,576	681,677	256,140		937,817
Note Receivables - Related Parties	624,986	24,583		649,569	-	-		-
Prepaid Expenses	1,470,680	-		1,470,680	145,186	-		145,186
Inventory	90,068	-		90,068	116,698	-		116,698
Investment in Securities at Fair Value	48,857,483	313,343	6,652,477	55,823,303	3,015,698	257,555	10,803,192	14,076,445
Investment in Securities at Cost	280,516	-		280,516	200,128	-		200,128
Deposits	47,019	-		47,019	70,208	-		70,208
Current Assets from Discontinued Operations	-	-		-	139,431	-		139,431
Total Current Assets	81,901,192	2,465,558		91,607,381	11,761,733	962,810		23,785,172

Real Estate
Properties under Development	20,505,591	-		20,505,591	23,884,704	-		23,884,704
Operating Lease Right-Of-Use Asset	574,754	-		574,754	146,058	-		146,058
Deposit	249,676	-		249,676	-	-		-
Loan Receivable	-	840,000		840,000	-	-		-
Property and Equipment, Net	85,365	-		85,365	80,285	-		80,285
Total Assets	$103,316,578	$3,305,558		$113,862,767	$35,872,780	$962,810		$47,896,219

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$1,553,132	$117,188		$1,670,320	$3,995,001	$49,397	$2,972	$4,047,370
Accrued Interest - Related Parties	-	-		-	834,536	-		834,536
Deferred Revenue	2,867,226	-		2,867,226	258,594	-		258,594
Builder Deposits	1,262,336	-		1,262,336	890,069	-		890,069
Operating Lease Liability	381,412	-		381,412	58,865	-		58,865
Notes Payable	172,706	-		172,706	157,105	-		157,105
Notes Payable - Related Parties	1,526,208	-	64,743,952	66,270,160	410,000	-	66,185,213	66,595,213
Income Tax Payable	-	-		-	420,327	-		420,327
Current Liabilities from Discontinued Operations	-	-		-	7,021	-		7,021
Total Current Liabilities	7,763,020	117,188		72,624,160	7,031,518	49,397		73,269,100
Long-Term Liabilities:
Builder Deposits	-	-		-	1,555,200	-		1,555,200
Operating Lease Liability	193,342	-		193,342	91,330	-		91,330
Note Payable, Net of Discount	636,362	-		636,362	-	-		-
Notes Payable - Related Parties	-	-		-	4,971,401	-		4,971,401
Total Liabilities	8,592,724	117,188		73,453,864	13,649,449	49,397		79,887,031

Stockholders' Equity:
Preferred Stock	-	4,917	(4,917)	-**	-	-
Common Stock	8,570	55,248	(55,248)	8,570**	10,001	50,331	(50,331)	10,001
Additional Paid In Capital	97,950,440	4,142,448	(55,057,499)	47,035,389	54,263,717	1,541,791	(54,726,709)	1,078,799
Accumulated Deficit	(43,010,991)	(1,014,243)	(2,733,485)	(46,758,719)	(40,494,115)	(678,709)	(469,780)	(41,642,604)
Accumulated Other Comprehensive Income	2,153,318	-	(9,980)	2,143,338	1,468,269	-	(4,593)	1,463,676
Equity Attributable to Stockholders of the Company	57,101,337	3,188,370		2,428,578	15,247,872	913,413		(39,090,128)
Non-controlling Interests	37,622,517	-	357,808	37,980,325	6,975,459	-	123,857	7,099,316
Total Stockholders' Equity	94,723,854	3,188,370		40,408,903	22,223,331	913,413		(31,990,812)

Total Liabilities and Stockholders' Equity	$103,316,578	$3,305,558		$113,862,767	$35,872,780	$962,810		$47,896,219

*Proforma Adjustments:

(1)
4,775,523 common shares of APB represented 86.4% of APB’s total outstanding shares as of March 12, 2021, the date the PSA was entered with Mr. Chan Heng Fai. In the Unaudited Proforma Financial Statements, we assume the same ownership in the years of 2020 and 2019 and as of December 31, 2020 and 2019. We adjusted non-controlling interest of APB in both Unaudited Pro Forma Consolidated Balance Sheets and Unaudited Pro Forma Consolidated Statements of Operations and Other Comprehensive Loss.

(2)
True Partners Capital Holding Limited (HKG: 8657) started trading on Hong Kong Stock Exchange at October 16, 2020. We assume the fair value of 62,122,908 ordinary shares of Ture Partners was $8,629,280 on January 1, 2020 and 2019, the fair value on October 16, 2020, which was calculated under the closing market price on that day.

(3)
The Company started trading on November 24, 2020. We assumed the market share price of the Company was $5.59 per share or less, the conversion price on the four promissory notes, as of January 1, 2020 and 2019. Based on this assumption, no Beneficiary Conversion Feature (“BCF”) was recorded in the pro forma financial statements. However, BCF may be recorded in the future actual financial statements under ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and may have huge impact on the future actual financial statements. Based on the Company’s stock price on March 12, 2021, the agreement date as the commitment date of BCF, the BCF intrinsic value is approximately $50 million, which will be recorded as debt discount and amortized on a monthly basis until the expiration date of the promissory notes or the conversion date, whichever is earlier.

**Preferred Stock and Common Stock

In both Unaudited Pro Forma Consolidated Balance Sheets and Unaudited Pro Forma Consolidated Statements of Operations and Other Comprehensive Loss, we do not include the transaction that Mr. Chan Heng Fai exchanged his common stock to preferred stock on May 3, 2021. The management expects that he will convert the preferred stock back to common stock in a short period.

Annex H

Audited Financial Statements of American Pacific Bancorp, Inc. for the years ended December 31, 2020 and December 31, 2019

H-1

American Pacific Bancorp, Inc.

Reports and Financial Statements

For the years ended December 31,
2020 and 2019

American Pacific Bancorp, Inc.

 Contents

Pages
Independent Auditor’s Report	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholders’ Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6-14
Expressed in US dollars (“$”)

Report of Independent Registered Public Accounting Firm

Board of Directors
American Pacific Bancorp, Inc.
4800 Montgomery Ln.
Suite 210
Bethesda, MD 20814
United States

Opinion on the Financial Statements

We have audited the accompanying balance sheets of American Pacific Bancorp, Inc. (the “Company”) as of December 31, 2020 and 2019 and the related statements of operations, statements of changes in shareholders’ equity and statements of cash flows for each of the two years ended December 31, 2020 and 2019, and the related notes to the financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the two years ended December 31, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Lo and Kwong C.P.A. & Co.
8/F., Catic Plaza
8 Causeway Road
Causeway Bay
Hong Kong
April 22, 2021

1

Balance Sheets
December 31, 2020 and 2019

	December 31, 2020	December 31, 2019
	$	$

ASSETS

Non-Current Assets
Loan receivables	840,000	-
Total Non-Current Assets	840,000	-

Current Assets
Cash and cash equivalents	1,848,455	449,115
Loan receivables	269,610	249,540
Loan interest receivables	9,567	6,600
Due from a related party	24,583	-
Investment securities - fair value	313,343	257,555
Total Current Assets	2,465,558	962,810

TOTAL ASSETS	3,305,558	962,810

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	117,188	49,397
Total Current Liabilities	117,188	49,397

Shareholders’ Equity
Common stock, $0.01 par value; 200,000,000 and 100,000,000 shares authorized respectively, none of the shares and 5,033,123 shares issued and outstanding at December 31, 2020 and 2019, respectively	-	50,331
Class A Common Stock, $0.01 par value, 100,000,000 shares and nil authorized respectively, 491,665 shares and nil outstanding at December 31, 2020 and 2019, respectively	4,917	-
Class B Common Stock, $0.01 par value, 100,000,000 shares and nil authorized respectively, 5,033,123 shares and nil outstanding at December 31, 2020 and 2019, respectively	50,331	-
Preferred stock, $0.01 par value, 100,000,000 and 100,000,000 shares authorized respectively, 491,665 shares and nil outstanding at December 31, 2020 and 2019, respectively	4,917	-
Additional paid-in capital	4,142,448	1,541,791
Accumulated deficit	(1,014,243)	(678,709)
Total Shareholders' Equity	3,188,370	913,413

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	3,305,558	962,810

See accompanying Notes to the financial statements.

2

Statements of Operations
For the years ended December 31, 2020 and 2019

	Year ended December 31, 2020	Year ended December 31, 2019
	$	$

Interest income:
Interest on loan	44,914	38,816
Bank interest	4,106	9,766
Total interest income	49,020	48,582

Unrealized gain (loss) on investment securities	55,788	(123,663)

Other income	2,581	1,490

Operating expenses:
General and administrative expenses	(9,175)	(197)
Professional fees	(360,707)	(347,292)
Total operating expenses	(369,882)	(347,489)

Finance cost	(73,041)	-

Loss before provision for income taxes	(335,534)	(421,080)

Provision for income taxes	-	-

Net loss	(335,534)	(421,080)

Net loss per common share - basic and diluted	(0.06)	(0.13)

	Shares	Shares

Weighted average number of common stocks outstanding - basic and diluted	5,402,377	3,185,774

See accompanying Notes to the financial statements.

3

Statements of Changes in Shareholders' Equity
For the years ended December 31, 2020 and 2019

	Preferred stock		Common stock		Class A Common Stock		Class B Common Stock
	Shares	Amount ($0.01 Par)	Shares	Amount ($0.01 Par)	Shares	Amount ($0.01 Par)	Shares	Amount ($0.01 Par)	Additional paid-in capital	Accumulated deficit	Total shareholders’ (deficit) equity
		$		$		$		$
Balances at December 31, 2018	-	-	100,000	1,000	-	-	-	-	-	(257,629)	(256,629)

Net loss for the year	-		-	-	-	-	-	-	-	(421,080)	(421,080)

Issuance of shares for the acquisition of investment securities	-	-	1,906,090	19,061	-	-	-	-	362,157	-	381,218
Issuance of shares for conversion of debt with related parties	-	-	3,027,033	30,270	-	-	-	-	1,179,634	-	1,209,904

Balances at December 31, 2019	-	-	5,033,123	50,331	-	-	-	-	1,541,791	(678,709)	913,413

Net loss for the year	-	-	-	-	-	-	-	-	-	(335,534)	(335,534)

Conversion of common stock to Class B Common Stock	-	-	(5,033,123)	(50,331)	-	-	5,033,123	50,331	-	-	-
Issuance of Class A Common Stock and preferred stocks	491,665	4,917	-	-	491,665	4,917	-	-	2,600,657	-	2,610,491

Balances at December 31, 2020	491,665	4,917	-	-	491,665	4,917	5,033,123	50,331	4,142,448	(1,014,243)	3,188,370

See accompanying Notes to the financial statements.

4

Statements of Cash Flows
For the years ended December 31, 2020 and 2019

	Year ended December 31, 2020	Year ended December 31, 2019
	$	$

Cash flows from operating activities:
Net loss	(335,534)	(421,080)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Unrealized (gain) loss on investments securities	(55,788)	123,663
Dividend on preferred stocks	73,041	-

Changes in operating assets and liabilities:
Loan originations and payments, net	(860,070)	(389)
Loan interest receivables	(2,967)	(6,600)
Amount due from related party	(24,583)	-
Other receivables	-	15,319
Accounts payable and accrued expenses	67,791	151,021

Net cash used in operating activities	(1,138,110)	(138,066)

Cash flows from financing activities:
Issuance of shares	2,610,491	-
Dividend paid on preferred stocks	(73,041)	-

Net cash provided by financing activities	2,537,450	-

Net increase (decrease) in cash and cash equivalents	1,399,340	(138,066)

Cash and cash equivalents at beginning of period	449,115	587,181

Cash and cash equivalents at end of period	1,848,455	449,115

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	-	-

Income taxes	-	-

See accompanying Notes to the financial statements.

5

Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 1 - Nature of Operations and Basis of Presentation

Nature of Operations

American Pacific Bancorp Inc. (the “Company”) was incorporated in the State of Texas as a for-profit Company on November 8, 2016 and established a fiscal year end of December 31. The Company was organized to own shares of a number of community banks and to provide other financial services. The Company’s current primary source of revenue is from providing loans to its customers.

As of December 31, 2020, the Company has not hired any full-time employees and not rented any office space for operations. All the current work is done by contractors.

Basis of Presentation

The financial statements present the balance sheets, the statements of operations, the statements of changes in shareholders’ equity and the statements of cash flows of the Company. These financial statements and accompanying notes are presented in the United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Note 2 - Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Loans receivables

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their principal outstanding balance, net of origination fees and costs, and an allowance for loan losses. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct loan origination costs are deferred and recognized in interest income using the level-yield method without anticipating prepayments.

For loans amortized at cost, interest income is accrued based on the unpaid principal balance. The accrual of interest on loans is discontinued at the time the loan is 90 days past due unless the loan is well-secured and in process of collection. Past-due status is based on contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not received for loans place on non-accrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Under the cost-recovery method, interest income is not recognized until the loan balance is reduced to zero. Under the cash-basis method, interest income is recorded when the payment is received in cash. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 2 - Summary of Significant Accounting and Reporting Policy - continued

Allowance for Loan Losses

The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance consists of specific component. The specific component relates to loans that are individually classified as impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Loans for which the terms have been modified resulting in a concession, and for which the borrower is experiencing financial difficulties, are classified as impaired.

Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

Investments Securities at Fair Value

The Company holds investments in equity securities with readily determinable fair values.

Prior to the adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”), investments in equity securities were classified as trading securities, stated at fair value, and unrealized holding gains and losses, net of related tax benefits, were recorded directly to net (loss).

Upon the adoption of ASU 2016-01, the Company records all equity investments with readily determinable fair values at fair value calculated by the publicly traded stock price at the close of the reporting period.

Earnings (loss) per share

The Company presents basic and diluted earnings (loss) per share data for its common stocks. Basic earnings (loss) per share is calculated by dividing the profit or loss attributable to common stockholders of the Company by the weighted-average number of common stocks outstanding during the year, adjusted for treasury shares held by the Company.

Diluted earnings (loss) per share is determined by adjusting the profit or loss attributable to common stockholders and the weighted-average number of common stocks outstanding, adjusted for treasury shares held, for the effects of all dilutive potential ordinary shares, which comprise convertible securities, such as stock options, convertible bonds and warrants. Due to the limited operations of the Company, there are no potentially dilutive securities outstanding on December 31, 2020 and 2019.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 2 - Summary of Significant Accounting and Reporting Policy - continued

Income taxes

The provision for income taxes includes income taxes currently payable and those deferred as a result of temporary differences between the financial statements and the income tax basis of assets and liabilities. Deferred income tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in income or loss in the period that includes the enactment date. A valuation allowance is provided to reduce deferred tax assets to the amount of future tax benefit when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Projected future taxable income and ongoing tax planning strategies are considered and evaluated when assessing the need for a valuation allowance. Any increase or decrease in a valuation allowance could have a material adverse or beneficial impact on the Company’s income tax provision and net income or loss in the period the determination is made.

Fair Value Measurements

ASC 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted prices (unadjusted) in an active market for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs that are supported by little or no market activity; therefore, the inputs are developed by the Company using estimates and assumptions that the Company expects a market participant would use, including pricing models, discounted cash flow methodologies, or similar techniques.

The carrying value of the Company’s financial instruments, including cash and cash equivalents, loan receivables, loan interest receivables, deposit paid, accounts payable and accrued expenses and due to a related party approximate to their fair value because of the short-term maturity of these financial instruments.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 2 - Summary of Significant Accounting and Reporting Policy - continued

Recent Accounting Pronouncements

Accounting pronouncement adopted

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable non-controlling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU does not have a material impact on the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework: Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 is intended to improve the effectiveness of fair value measurement disclosures. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The Company determined that ASU 2018-13 did not have a material impact on its financial statements.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in March 2020. The CARES Act lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). Corporate taxpayers may carryback net operating losses (NOLs) originating between 2018 and 2020 for up to five years, which was not previously allowed under the 2017 Tax Act. The CARES Act also eliminates the 80% of taxable income limitations by allowing corporate entities to fully utilize NOL carryforwards to offset taxable income in 2018, 2019 or 2020. Taxpayers may generally deduct interest up to the sum of 50% of adjusted taxable income plus business interest income (30% limit under the 2017 Tax Act) for 2019 and 2020. The CARES Act allows taxpayers with alternative minimum tax credits to claim a refund in 2020 for the entire amount of the credits instead of recovering the credits through refunds over a period of years, as originally enacted by the 2017 Tax Act.

In addition, the CARES Act raises the corporate charitable deduction limit to 25% of taxable income and makes qualified improvement property generally eligible for 15-year cost-recovery and 100% bonus depreciation. The enactment of the CARES Act did not result in any material adjustments to our income tax provision for the years ended December 31, 2020.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 2 - Summary of Significant Accounting and Reporting Policy - continued

Recent Accounting Pronouncements

Accounting pronouncement not yet adopted

In June 2016, the FASB issued ASU 2016-13, Financial Instruments–Credit Losses (Topic 326), which modifies the measurement of expected credit losses of certain financial instruments. The Company will adopt this ASU on January 1, 2023. Management is currently evaluating this ASU to determine its impact to the Company's financial statements.

In December 2019, The FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. The amendments in this Update simplify the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. For non-public companies, the amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2021. The Company is currently evaluating the impact of ASU 2020-04 on its future financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of Reference Rate Reform on Financial Reporting. The amendments in this Update provide optional expedients and exceptions for applying generally accepted accounting principles (GAAP) to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this Update apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The Company’s line of credit agreement provides procedures for determining a replacement or alternative rate in the event that LIBOR is unavailable. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. The Company is currently evaluating the impact of ASU 2020-04 on its future financial statements.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Note 3 - Loans

On June 13, 2019, the Company extended the credit in the form of a promissory note for $249,540, bearing interest at 15%, with a maturity date of May 15, 2020. On June 5, 2020, the Company further extended the same credit in the form of a promissory note for $249,540, bearing interest at 15%, with a maturity date of May 14, 2021. This promissory note is secured by a deed of trust on a piece of land, which is approximately 315 acres, and located in Coke County, Texas.

As of December 31, 2019, the principal balance was $249,540, net of unamortized deferred origination fees of Nil. As part of the transaction, the Company charged loan origination fees of $2,514, which was recorded as deferred revenue and is amortized over the life of the loan.

On May 15, 2020, the Company provided a credit in the form of a promissory note for $20,070, bearing interest at 15%, with a maturity date of May 14, 2021. This promissory note is secured by a deed of trust on a mobile home and lot located in Coke County, Texas.

On November 24, 2020, the Company lend $560,000 to Mr. Chan Tung Moe, son of Mr. Chan Heng Fai, Chairman of the Company, bearing interest at 6%, with a maturity date of November 23, 2023. This loan is secured by an irrevocable letter of instruction on 80,000 shares of Alset EHome International Inc.

On November 24, 2020, the Company lend $280,000 to Mr. Lim Sheng Hon Danny, an employee of Alset International Limited, a company connected with Mr. Chan Heng Fai, bearing interest at 6%, with a maturity date of November 23, 2023. This loan is secured by an irrevocable letter of instruction on 40,000 shares of Alset EHome International Inc.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 4 - Common Stocks

On April 4, 2019, 550,000 shares of common stock were issued to the Company’s Chairman with consideration of $110,000 in exchange for the consultancy services provided by the Chairman. On the same day, 1,906,090 shares of common stock were issued to the Chairman in consideration for securities with a fair value of $381,218 acquired from the Chairman.

On June 30, 2019, 2,219,433 shares of common stock were issued to the Chairman and 257,600 shares of common stock were issued to a director of the Company in settlement of amounts due to related parties in an aggregate amount of $1,099,904.

On February 14, 2020, the Company increased its authorized shares of common stock from 100,000,000 to 200,000,000 with a par value of $0.01 per share which consists of 100,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock. The Class A Common Stock and Class B Common Stock shall have the same rights, protections, and power; provided however, that each holder of Class A Common Stock shall also have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder. On the same day, 5,033,123 issued and outstanding shares of common stock were converted into shares of Class B Common Stock.

During March and July, 2020, the Company completed a private offer (the “Private Offer”) of 491,665 units. Each unit comprised of one share of Class A Common Stock with par value of $0.01 per share and one Series A 5% Cumulative Preferred Stock with a par value of $0.01 per share (the “Series A Preferred Stock”), at a subscription price of $6 per unit. The net proceeds from the private offer were $2,610,491 from seven investors, after transaction costs amounting to $339,499. A total 491,665 shares of Class A Common Stock and 491,665 shares of Series A Preferred Stock were issued.

Note 5 - Preferred Stock

As detailed in Note 4, during March and July, 2020, the Company issued 491,665 shares of Series A Preferred Stock to independent third parties under the Private Offer.

The holders of Series A Preferred Stock shall be entitled to receive, on each share of Series A Preferred Stock, out of funds legally available for the payment of dividends under Texas law, cumulative cash dividends with respect to each dividend period at a per annum rate of 5% on (i) the amount of $6 per share of Series A Preferred Stock and (ii) the amount of accrued and unpaid dividends on such share of Series A Preferred Stock, if any.

In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, holders of Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Company, and after satisfaction of all liabilities and obligations to creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Company ranking junior to the Series A Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) $6 per share and (ii) the accrued and unpaid dividends thereon, whether or not declared, to the date of payment.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 5 - Preferred Stock - continued

The Company, at its option, may redeem, in whole at any time or in part from time to time, the shares of Series A Preferred Stock at the time outstanding, upon notice given as provided in the certificate of designation executed on February 7, 2020 (“Certificate of designation”), at a redemption price equal to the sum of (i) the twenty (20) day average closing bid price of the Series A Preferred Stock for such period prior to the declaration of such optional redemption, if the Series A Preferred Stock shall be traded on a national securities exchange, (or, if the Series A Preferred Stock is not traded on a national securities exchange, the fair market value as determined by the Board of Directors of the Company), and (ii) the accrued and unpaid dividends thereon, whether or not declared, to the redemption date. The redemption price for any shares of Series A Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Company or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the dividend record date for a dividend period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such dividend record date relating to the dividend payment date as provided in Certificate of Designation. The holders of the Series A Preferred Stock will have no right to require redemption of any shares of Series A Preferred Stock.

The holders of Series A Preferred Stock shall not have any voting rights except as provided in the Certificate of Designation.

During the year ended December 31, 2020, dividend of $73,041 was declared and paid to the holders of Series A Preferred Stock.

Note 6 - Investment securities at fair value

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the balance sheets as of December 31, 2020 and 2019:

		Fair Value Measurement using
	Amount at cost	Level 1	Level 2	Level 3	Amount at fair value
December 31, 2020	$	$	$	$	$

Investment securities - trading	381,218	313,343	-	-	313,343

		Fair Value Measurement using
	Amount at cost	Level 1	Level 2	Level 3	Amount at fair value
December 31, 2019	$	$	$	$	$

Investment securities - trading	381,218	257,555	-	-	257,555

Unrealized loss on investment securities for the year ended December 31, 2019 was $123,663. Unrealized gain on investment securities for the year ended December 31, 2020 was $55,788.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 6 - Investment securities at fair value - continued

As the investment securities are U.S. trading stocks, we use Bloomberg Market stock prices as the share prices to calculate the fair value. The following chart shows details of the fair value of investment securities at December 31, 2020 and 2019.

	Share price December 31, 2020	Shares	Market Value December 31, 2020	Valuation
	$		$

OptimumBank Holdings, Inc. (Related party)	3.37	92,980	313,343	Investment in securities at fair value

	Share price December 31, 2019	Shares	Market Value December 31, 2019	Valuation
	$		$

OptimumBank Holdings, Inc. (Related party)	2.77	92,980	257,555	Investment in securities at fair value

OptimumBank Holdings, Inc. and the Company have a common director during the years ended December 31, 2020 and 2019.

Note 7 - Related Party Transactions

Other than those disclosed elsewhere in the financial statements, the Company had the following material transactions with related parties during the years:

The Company incurred $60,000 and $60,000 during the years ended December 31, 2020 and 2019, respectively, to a shareholder, who is also a director of the Company, for consultant services in addition to reimbursements for out-of-pocket expenses and other reimbursable costs.

The Company paid $16,000 and $16,000 during the years ended December 31, 2020 and 2019, respectively, to the CFO of the Company for consultant services.

The Company paid $16,000 and $16,000 during the years ended December 31, 2020 and 2019, respectively, to the General Counsel of the Company for consultant services.

The Company had no loans to officers or directors during the years ended December 31, 2020 and 2019.

Due from related parties

As of December 31, 2020, the Company’s due from a related party amounting to $24,583 represent the cash advance to American Premium Water Corp. which is an affiliate of the Company. The receivable balances are unsecured, due on demand, and bear no interest.

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Notes to the Financial Statements
For the years ended December 31, 2020 and 2019

Note 8 - Income Taxes

On December 22, 2017, the “Tax Cuts and Jobs Act” (TCJA) was signed into law that significantly reformed the Internal Revenue Code of 1986, as amended. The TCJA reduces the corporate tax rate to 21.0% beginning with years starting January 1, 2018. The deferred tax assets and liabilities have been adjusted to the newly enacted U.S. corporate rate.

The following table reconciles the difference between the actual tax provision and the amount per the statutory federal income tax rate of 21.0% for the years ended December 31, 2020 and 2019.

	Year ended December 31, 2020	Year ended December 31, 2019
	$	$

Income tax at statutory rate	(55,124)	(65,327)
Less: change in valuation allowance	55,124	65,327

	-	-

Deferred tax assets consist of the followings at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
	$	$
Deferred income tax assets
Investments	14,254	25,969
Net operating loss carryforward	160,299	93,460
Less: valuation allowance	(174,553)	(119,429)

Net deferred tax asset	-	-

As of December 31, 2020, the Company has federal net operating loss carry-forwards of approximately $763,327, for which 197,390 is subject to a 20-year carryforward period, and will begin to expire in 2036, and $565,937 will carry forward indefinitely The full utilization of the deferred tax assets in the future is dependent upon the Company’s ability to generate taxable income. Accordingly, a valuation allowance of an equal amount has been established.

Note 9 - Subsequent Event

On October 15, 2020, the Company entered into an acquisition agreement to acquire 3,500,001 common shares of Hengfeng Finance Limited (“HFL”), representing 100% of the common shares of HFL, in consideration for 250,000 shares of the Company’s Class A Common Stock. HFL is incorporated in Hong Kong with limited liability. The principal activities of HFL are money lending, securities trading and investment. Pursuant to the terms of this acquisition agreement, HLF’s ultimate shareholder, the Chairman of the Company, was entitled to one share of the Company’s Class A Common Stock in exchange for every 14 shares of HFL’s common stock. This transaction closed on April 21, 2021.

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